    As filed with the Securities and Exchange Commission on February 28, 2006

Investment Company Act File No. 811-21364; Securities Act File No. 333-105659

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 4 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. 6 [X]

                          SCHRODER GLOBAL SERIES TRUST
             875 Third Avenue, 22nd Floor, New York, New York 10022
                                 (212) 641-3800

                             Carin F. Muhlbaum, Esq.
                Schroder Investment Management North America Inc.
                          875 Third Avenue, 22nd Floor
                            New York, New York 10022

                                   Copies to:

                            Timothy W. Diggins, Esq.
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):
| | Immediately upon filing          |X| On March 1, 2006 pursuant to
    pursuant to paragraph (b)            paragraph (b)
| | 60 days after filing pursuant    | | On (date) pursuant to paragraph
    to paragraph (a)(1)                  (a)(1)
| | 75 days after filing pursuant    | | On (date) pursuant to paragraph to
    paragraph (a)(2)                     (a)(2) of Rule 485.

If appropriate, check the following box:
| | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC As soon as practicable after this Registration Statement becomes effective.

This post-effective amendment is being filed to make changes in the nature of an annual update to a prospectus and statement of additional information used to offer the Investor Shares class of Schroder North American Equity Fund (the
"Fund"). Except as otherwise specifically indicated, the amendment does not delete or supersede any prospectus or statement of additional information in any prior post-effective amendment, except to the extent it relates to the Investor
Shares class of the Fund.

[LOGO] SCHRODERS
--------------------------------------------------------------------------------

PROSPECTUS
MARCH 1, 2006

EQUITY FUNDS
------------
SCHRODER INTERNATIONAL ALPHA FUND
SCHRODER NORTH AMERICAN EQUITY FUND
SCHRODER U.S. OPPORTUNITIES FUND
SCHRODER U.S. LARGE CAP EQUITY FUND

TAXABLE FIXED INCOME FUNDS
--------------------------
SCHRODER ENHANCED INCOME FUND
SCHRODER U.S. CORE FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
-----------------------------
SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Investor Shares
---------------

This Prospectus describes eight mutual funds offered by Schroder Capital Funds
(Delaware), Schroder Series Trust, and Schroder Global Series Trust (each, a
"Trust" and collectively, the "Trusts").

      SCHRODER INTERNATIONAL ALPHA FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

      SCHRODER NORTH AMERICAN EQUITY FUND seeks capital growth by investing primarily in equity securities of companies in the United States.

      SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

      SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States with market capitalizations of $5 billion or more.

      SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in
      U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other U.S. dollar-denominated investment grade income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years.

      SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
      The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

      SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
      The Fund invests primarily in investment grade municipal bonds that pay interest which is exempt from federal income tax. The Fund intends to maintain a dollar-weighted average

      portfolio maturity of five to ten years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

      SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund invests primarily in investment grade short-term municipal bonds that pay interest which is exempt from federal income tax.
      The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SUMMARY INFORMATION

This summary identifies the investment objectives, principal investment strategies, and principal risks of Schroder International Alpha Fund, Schroder
North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S.
Large Cap Equity Fund, Schroder Enhanced Income Fund, Schroder U.S. Core Fixed
Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
Fund (each, a "Fund" and collectively, the "Funds").

The summary for each of the Funds includes a bar chart that shows the investment returns of that Fund's Investor Shares for each of its last ten full calendar years of operation (or for each of its full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by comparing the Fund's performance to a broad measure of market performance.

SCHRODER INTERNATIONAL ALPHA FUND

o     INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

o     PRINCIPAL INVESTMENT STRATEGIES. The Schroder International Alpha Fund
(formerly Schroder International Fund) normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United
States. The Fund will normally invest in securities of companies domiciled in at least three (and typically more) countries other than the United States. The
Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.
The Fund expects typically to invest in forty to sixty companies at any one time.

The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the
Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization.

The Fund also may do the following:

      o     Invest in securities of issuers domiciled or doing business in
"emerging market" countries.

      o     Invest in securities of closed-end investment companies that invest primarily in foreign securities.

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

      o     FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the
      Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

      o     EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries'
      economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

      o     EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest)
      in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

      o     EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.
      Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

      o     DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the
      Fund may not be able to close-out a derivative transaction at a favorable time or price.

      o     GEOGRAPHIC DIVERSIFICATION RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three (and typically more) countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

      o ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. The
      Fund expects typically to invest in forty to sixty companies at any one time. When the Fund invests in a relatively small

                                       2

      number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

      o     INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and exchange traded funds ("ETFs"). Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

      o     LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

9.93%  3.34%  13.52%  30.99%  -2.29%  -25.81%  -19.76%  32.93%   15.24%   18.32%
1996   1997   1998     1999    2000    2001     2002     2003     2004     2005

During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -22.38% for the quarter ended September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS+
(FOR THE PERIOD ENDED DECEMBER 31, 2005)            One Year     Five Years    Ten Years
----------------------------------------------------------------------------------------

Return Before Taxes                                  18.32%        1.53%         5.94%
Return After Taxes on Distributions (1)              17.96%        0.46%         2.87%
Return  After  Taxes  on  Distributions  and
   Sale of Fund Shares (1)                           12.30%        0.69%         3.68%
Morgan Stanley  Capital  International  EAFE
Index (2)  (reflects no deduction  for fees,
expenses or taxes)                                   13.54%        4.55%         5.84%

(1)   After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
      Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far
      East, and reflects dividends net of non-recoverable withholding tax.

                                        3

+     The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective
      March 2005. The performance results shown in the bar chart and table above for periods prior to such date were achieved by the Fund under different lead portfolio managers.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER NORTH AMERICAN EQUITY FUND

o     INVESTMENT OBJECTIVE. The Fund seeks long-term capital growth.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in a variety of equity securities including common and preferred stocks, convertible preferred stocks and warrants to purchase common and preferred stocks.

The Fund's sub-adviser is responsible for day-to-day portfolio management. It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the
Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The
Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies. The Fund generally sells securities when the
Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

The Fund may employ a variety of strategies using derivatives, such as futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in exchange-traded mutual funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund normally invests at least 80% of its net assets (including the amount, if any, of borrowings by the Fund for investment purposes) in companies organized or with their principal places of business in North America. (If the
Fund uses derivatives transactions to gain exposure to North American equity markets, it will consider the amount of that exposure to be an investment in
North American companies for this purpose.)

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest)
      in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks

                                        4

      that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

      o     EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser's use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund's sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the Fund's portfolio will be positioned optimally to take advantage of them.

      o     SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of their securities may fluctuate more than prices of securities of larger, more widely traded companies, and the
      Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

      o     FOREIGN INVESTMENTS RISK. Investments in non-U.S. securities may entail risks not present in domestic investments including, among others, risks related to adverse political or economic developments and unfavorable taxation. Investments in countries other than the United
      States may also be subject to foreign withholding taxes.

      o     FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the
      Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

      o     LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

      o     GEOGRAPHIC CONCENTRATION RISK.  Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

      o     DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the
      Fund may not be able to close-out a derivative transaction at a favorable time or price.

      o      INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and exchange traded funds ("ETFs"). Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

                                        5

Performance Information.

[GRAPHIC OMITTED]

11.61%      7.01%
2004        2005

During the periods shown above, the highest quarterly return was 9.30% for the quarter ended December 31, 2004, and the lowest was -1.40% for the quarter ended
March 31, 2005.

AVERAGE ANNUAL TOTAL RETURNS                                     Life of Fund
(FOR THE PERIOD ENDED DECEMBER 31, 2005)      One Year    (Since September 17, 2003)
------------------------------------------------------------------------------------

Return Before Taxes                             7.01%               12.43%
Return After Taxes on Distributions (1)         5.36%               10.59%
Return  After Taxes on Distributions and
     Sale of Fund Shares (1)                    5.49%                9.79%
FTSE North  American Index (2) (reflects
     no deduction for fees, expenses or
     taxes)                                     7.45%               12.48%
S&P 500 Index (3)                               4.91%               10.90%

      (1)   After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
            After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
            plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

      (2)   The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

      (3)   The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER U.S. OPPORTUNITIES FUND

o     INVESTMENT OBJECTIVE. To seek capital appreciation.

o     PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of
$2.2 billion or less measured at the time of investment, including equity securities of companies with market capitalizations of $500 million or less
(sometimes referred to as "micro-cap" companies). However, the Fund may invest any portion of its

                                        6

assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the
Fund's adviser considers to be located in the United States. The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the
Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or when more attractive investment candidates become available.

The Fund may use options for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the
Statement of Additional Information.

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

      o     EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest)
      in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

      o     EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from
      "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

      o     INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under "Small Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities.
      At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

                                        7

      o     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES RISK. The Fund may
      invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

      o     ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
      When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

      o     LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

      o     OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the
      Fund pays as part of the purchase price.

      o     GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

      o     DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the
      Fund may not be able to close-out a derivative transaction at a favorable time or price.

Performance Information.

22.29%  26.86%  -9.23%  13.10%  31.22%  11.56%  -18.87%  37.14%  25.29%  6.42%
 1996    1997    1998    1999    2000    2001     2002    2003    2004   2005

During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended
September 30, 1998.

                                        8

AVERAGE ANNUAL TOTAL RETURNS+
(FOR THE PERIOD ENDED DECEMBER 31, 2005             One Year   Five Years   Ten Years
-------------------------------------------------------------------------------------

Return Before Taxes                                   6.42%      10.60%       13.21%
Return After Taxes on Distributions (1)               5.85%       9.49%       10.46%
Return After Taxes on Distributions and
   Sale of Fund Shares (1)                            4.96%       8.80%       10.02%
Russell 2000 Index (2) (reflects no
deduction for fees, expenses or taxes)                4.55%       8.22%        9.26%

(1)   After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
      Fund shares at the end of the measurement period.

(2)   The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

+     The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1,
      2003. The performance results shown in the bar chart and table above for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER U.S. LARGE CAP EQUITY FUND

o     INVESTMENT OBJECTIVE. To seek growth of capital.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies in the
United States. Currently, the Fund's adviser considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund may invest the remainder of its assets in other categories of equity securities, including equity securities of companies with small or medium market capitalizations, which tend to be more vulnerable to adverse developments than larger companies. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.

The Fund may invest in companies that the Fund's adviser believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by the Fund's adviser. The Fund generally sells securities when the
Fund's adviser believes they are fully priced or when more attractive investment candidates become available.

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest)
      in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims

                                        9

      take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.
      The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

      o     EQUITY MARKETS RISK. A risk of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's adviser, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

      o     GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

      o     DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the
      Fund may not be able to close-out a derivative transaction at a favorable time or price.

      o     ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
      When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

      o     LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

21.48%   23.33%  21.94%  30.91%  -5.84%  -16.45%  -28.31%  34.06%  8.88%   4.23%
 1996     1997    1998    1999    2000     2001     2002    2003   2004    2005

During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was - 21.02% for the quarter ended September 30, 2002.

                                       10

AVERAGE ANNUAL TOTAL RETURNS                        One Year   Five Years    Ten Years
(FOR THE PERIOD ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------------

Return Before Taxes                                   4.23%      -1.84%        7.45%
Return After Taxes on Distributions (1)               4.23%      -1.87%        3.99%
Return After Taxes on Distributions and
   Sale of Fund Shares (1)                            2.75%      -1.57%        4.62%
S&P 500 Index (2) (reflects no deduction
for fees, expenses or taxes)                          4.91%       0.54%        9.07%

(1)   After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
      Fund shares at the end of the measurement period.

(2)   The S&P 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER ENHANCED INCOME FUND

o     INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity;
secondarily, to seek a high rate of total return.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

      o     securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      o     debt securities of domestic or foreign corporations;

      o     mortgage-backed and other asset-backed securities;

      o     obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

      o     obligations of international agencies or supranational entities;

      o     commercial paper and master demand notes;

      o     preferred securities; and

      o     short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and other asset-backed securities.

Foreign securities in which the Fund invests will be denominated in the U.S.
dollar.

The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due,

                                       11

duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's Statement of Additional Information.

The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the U.S. Government to be rated AAA, by following the guidelines listed below:

      o     The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or
            instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
            & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

      o     The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

      o     The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

      o     The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

      o     The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the

                                       12

Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

      o     CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

      o     INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

      o     MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

      o     U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

      o     FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

      o     DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the
      Fund may not be able to close-out a derivative transaction at a favorable time or price.

      o     FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment

                                       13

      team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

2.92%
2005

During the period shown above, the highest quarterly return was 0.95% for the quarter ended June 30, 2005, and the lowest was 0.47% for the quarter ended
March 31, 2005.

AVERAGE ANNUAL TOTAL RETURNS                                One Year
(FOR THE PERIOD ENDED DECEMBER 31, 2005)                 (Life of Fund)
-----------------------------------------------------------------------
Return Before Taxes                                           2.92%
Return After Taxes on Distributions (1)                       1.75%
Return After Taxes on Distributions and Sale of
     Fund Shares (1)                                          1.89%
LIBOR 3 Month USD Fixed Index (2) (reflects no
     deduction for fees, expenses or taxes)                   3.64%

      (1)   After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
            After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
            plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

      (2)   The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S.
            debt securities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER U.S. CORE FIXED INCOME FUND

o     INVESTMENT OBJECTIVE.  To seek a high level of total return.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in fixed income obligations of issuers located in the
      United States, which may include, for example:

                                       14

      o     securities that pay interest that is exempt from federal income tax
            (but which may be subject to federal alternative minimum tax);

      o     securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      o     debt securities of domestic or foreign corporations;

      o     mortgage-backed and other asset-backed securities;

      o     taxable and tax-exempt municipal bonds;

      o     obligations of international agencies or supranational entities;

      o     debt securities convertible into equity securities;

      o     inflation-indexed bonds;

      o     structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

      o     delayed funding loans and revolving credit facilities; and

      o     short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
            acceptances.

The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, the United States. The
Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and asset-backed securities.

The Fund will normally invest only in securities issued or guaranteed by the
U.S. Government or its agencies or instrumentalities and in securities of
"investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
Service, Inc., Standard & Poor's Rating Service, or Fitch Investors Service,
Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these
"derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this
Prospectus and in the Fund's Statement of Additional Information.

The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the

                                       15

security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

            o     uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

            o     exploits inefficiencies in the valuation of risk and reward;

            o     looks to capitalize on rapidly shifting market risks and
                  dynamics caused by economic and technical factors; and

            o     considers the liquidity of securities and the portfolio
                  overall as an important factor in portfolio construction.

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

      o     CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

      o     INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

      o     MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

      o     U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

      o     FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

      o     FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the
      Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

                                       16

      o     DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the
      Fund may not be able to close-out a derivative transaction at a favorable time or price.

      o     FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

3.08%
2005

During the period shown above, the highest quarterly return was 3.20% for the quarter ended June 30, 2005, and the lowest was -0.82% for the quarter ended
September 30, 2005.

AVERAGE ANNUAL TOTAL RETURNS                              One Year
(FOR THE PERIOD ENDED DECEMBER 31, 2005)               (Life of Fund)
---------------------------------------------------------------------
Return Before Taxes                                         3.08%
Return After Taxes on Distributions (1)                     1.60%
Return After Taxes on Distributions and Sale of
     Fund Shares (1)                                        1.99%
Lehman US Aggregate Bond Index (2) (reflects  no
     deduction for fees, expenses or taxes)                 2.43%

(1)   After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
      Fund shares at the end of the measurement period.

(2)   The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

                                       17

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER MUNICIPAL BOND FUND

o     INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

            o     pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

            o     are investment grade in quality; and

            o     have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors,
                  including, for example, prepayment patterns, call dates, and put features).

"Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
Investor Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the
U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market - that is, in a group of issuers that finance similar projects - including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the
Fund, the Fund's adviser generally relies on detailed proprietary research. The
Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund's adviser typically:

                                       18

      o     assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

      o     uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

      o     compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

      o     looks to exploit any inefficiencies between intrinsic value and market trading price; and

      o     subordinates sector weightings to individual securities that may be undervalued.

The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the
Fund's adviser devotes substantial independent research to the selection of the
Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

      o     INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

      o     CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

      o     INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

      o     STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the
      Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

      o     U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

                                       19

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

3.70%       3.07%
2004        2005

During the periods shown above, the highest quarterly return was 3.12% for the quarter ended September 30, 2004, and the lowest was -1.70% for the quarter ended June 30, 2004.

AVERAGE ANNUAL TOTAL RETURNS                         One Year          Life of the Fund
(FOR THE PERIOD ENDED DECEMBER 31, 2005)                           (Since December 31, 2003)
--------------------------------------------------------------------------------------------

Return Before Taxes                                    3.07%                 3.39%
Return After Taxes on Distributions (1)                2.83%                 3.24%
Return After Taxes on Distributions and Sale of
     Fund Shares (1)                                   3.08%                 3.23%
Lehman 5-Year Municipal Bond Index (2) (reflects
     no deduction for fees, expenses or taxes)         0.95%                 1.82%

      (1)   After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
            After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
            plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

      (2)   The Lehman 5-Year Municipal Bond Index is a rules-based,
            market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

o     INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

o     PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

      o     pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

      o     are investment grade in quality; and

                                       20

      o     have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

"Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
Investor Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the
U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market - that is, in a group of issuers that finance similar projects - including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the
Fund, the Fund's adviser generally relies on detailed proprietary research. The
Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund's adviser typically:

      o     assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

      o     uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

      o     compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

      o     looks to exploit any inefficiencies between intrinsic value and market trading price; and

      o     subordinates sector weightings to individual securities that may be undervalued.

The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if

                                       21

the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's advisor devotes substantial independent research to the selection of the Fund's investments, the
Fund will likely hold a number of investments that are not generally held by other mutual funds.

o     PRINCIPAL RISKS.

      o     It is possible to lose money on an investment in the Fund.

      o     VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

      o     INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

      o     CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

      o     INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

      o     STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

      o     U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

      o     MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

1.79%           2.52%
2004            2005

                                       22

During the periods shown above, the highest quarterly return was 1.36% for the quarter ended September 30, 2004, and the lowest was -0.84% for the quarter ended June 30, 2004.

AVERAGE ANNUAL TOTAL RETURNS                                            Life of the Fund
(FOR THE PERIOD ENDED DECEMBER 31, 2005)              One Year      (Since December 31, 2003)
---------------------------------------------------------------------------------------------

Return Before Taxes                                    2.52%                  2.15%
Return After Taxes on Distributions (1)                2.31%                  2.02%
Return After Taxes on Distributions and Sale of
     Fund Shares (1)                                   2.52%                  2.08%
Lehman 1-Year Municipal Bond Index (2) (reflects
     no deduction for fees, expenses or taxes)         1.49%                  1.28%

      (1)   After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
            After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
            plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

      (2)   The Lehman 1-Year Municipal Index is a rules-based,
            market-value-weighted index of debt obligations issued by
            municipalities with short term maturities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                 --------------

      Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or the Statement of Additional Information as fundamental, the Fund's investment objective and policies may be changed by the Trustees without a vote of the shareholders.

                                       23

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

      MAXIMUM SALES LOAD IMPOSED ON PURCHASES                 None
      MAXIMUM DEFERRED SALES LOAD                             None
      MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS      None
      REDEMPTION FEE
         Schroder International Alpha Fund                    2.00%(1)
         Schroder North American Equity Fund                  None
         Schroder U.S. Opportunities Fund                     2.00%(1)
         Schroder U.S. Large Cap Equity Fund                  2.00%(1)
         Schroder Enhanced Income Fund                        None
         Schroder U.S. Core Fixed Income Fund                 None
         Schroder Municipal Bond Fund                         None
         Schroder Short-Term Municipal Bond Fund              None
      EXCHANGE FEE                                            None

(1)   Shares of this Fund held for two months or less are subject to a redemption fee of 2.00%.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

                                                                                        SCHRODER
                                   SCHRODER                     SCHRODER    SCHRODER    U.S. CORE             SCHRODER
                    SCHRODER       NORTH         SCHRODER U.S.  U.S. LARGE  ENHANCED    FIXED      SCHRODER   SHORT-TERM
                    INTERNATIONAL  AMERICAN      OPPORTUNITIES  CAP EQUITY  INCOME      INCOME     MUNICIPAL  MUNICIPAL
                    ALPHA FUND     EQUITY FUND   FUND           FUND        FUND        FUND       BOND FUND  BOND FUND
-------------------------------------------------------------------------------------------------------------------------

Management
  Fees (1)(2)           0.73%         0.25%          0.73%        0.75%       0.25%       0.25%      0.40%      0.40%
Distribution
  (12b-1) Fees           None          None           None         None        None        None       None       None
Other Expenses (1)      3.15%         0.10%          0.40%        2.07%       0.57%       2.80%      0.53%      0.45%
Total Annual Fund
  Operating
  Expenses              3.88%         0.35%          1.13%        2.82%       0.82%       3.05%      0.93%      0.85%
Less:  Fee  Waiver
  and Expense
  Limitation(3)        (2.63)%         None           None       (0.82)%     (0.42)%     (2.65)%    (0.38)%    (0.30)%
Net Expenses (3)        1.25%         0.35%          1.13%        2.00%       0.40%       0.40%      0.55%      0.55%

      (1)   Management Fees for each Fund include all fees payable to Schroders and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under "Other Expenses."

      (2)   Please see below for information regarding proposed fee increases for Schroder International Alpha Fund and Schroder U.S.
            Opportunities Fund.

      (3)   The "Net Expenses" shown for each Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect through February 28, 2007, on the Total Annual Fund Operating
            Expenses of each Fund. In order to limit the expenses of each Fund's
            Investor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total Annual Fund Operating Expenses of a Fund allocable to its Investor Shares exceed the following annual rates (based on the average daily net

                                       24

            assets attributable to each Fund's Investor Shares): Schroder
            International Alpha Fund - 1.25%; Schroder U.S. Opportunities Fund -
            2.00%; Schroder U.S. Large Cap Equity Fund - 2.00%; Schroder
            Enhanced Income Fund - 0.40%; Schroder U.S. Core Fixed Income Fund -
            0.40%; Schroder Municipal Bond Fund - 0.55%; and, Schroder
            Short-Term Municipal Bond Fund - 0.55%. In addition, the Schroder
            International Alpha Fund's adviser has separately contractually agreed to waive the advisory fees paid to it by Schroder
            International Alpha Fund through February 28, 2007 to the extent the advisory fees exceed 0.45% of the Fund's average daily net assets;
            under its terms, this separate fee waiver will terminate if the amendment to the investment advisory agreement (discussed below) is approved by the shareholders of Schroder International Alpha Fund and goes into effect.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                  1 YEAR     3 YEARS      5 YEARS      10 YEARS

SCHRODER INTERNATIONAL ALPHA FUND                  $127       $941         $1,774       $3,938
SCHRODER NORTH AMERICAN EQUITY FUND                $ 36       $113         $  197       $  443
SCHRODER U.S. OPPORTUNITIES FUND                   $115       $359         $  622       $1,375
SCHRODER U.S. LARGE CAP EQUITY FUND                $203       $797         $1,416       $3,088
SCHRODER ENHANCED INCOME FUND                      $ 41       $220         $  414       $  974
SCHRODER U.S. CORE FIXED INCOME FUND               $ 41       $691         $1,368       $3,177
SCHRODER MUNICIPAL BOND FUND                       $ 56       $258         $  478       $1,108
SCHRODER SHORT-TERM MUNICIPAL BOND FUND            $ 56       $241         $  442       $1,021

PROPOSED FEE INCREASES FOR THE SCHRODER INTERNATIONAL ALPHA FUND AND THE
SCHRODER U.S. OPPORTUNITIES FUND

The Board of Trustees of Schroder Capital Funds (Delaware) has approved amendments to the investment advisory agreement between Schroder Capital Funds
(Delaware), on behalf of Schroder International Alpha Fund and Schroder U.S.
Opportunities Fund, and Schroder Investment Management North America Inc. The
amendments are being submitted to shareholders for approval at a meeting currently scheduled to occur on March 23, 2006. If the amendments are approved, the fees paid by these Funds under the investment advisory agreement will increase, and each Fund will pay a combined advisory and administrative fee to
Schroder Investment Management North America Inc. at the following annual rate
(based on the average daily net assets of the Fund): Schroder International
Alpha Fund - 0.975%; and Schroder U.S. Opportunities Fund - 1.00%. If the
proposed amendments are approved by shareholders of the Funds, Schroder
Investment Management North America Inc. expects that they would likely be implemented on or about March 31, 2006.

The table below provides actual and pro forma expense information regarding each of these Funds for the fiscal year ended October 31, 2005. The pro forma expense information assumes that the proposed fee increases had been in effect for that year:

                                       25

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

---------------------------------------------------------------------------------------------
                                           SCHRODER INTERNATIONAL         SCHRODER U.S.
                                                 ALPHA FUND             OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------
                                          ACTUAL          PRO FORMA    ACTUAL       PRO FORMA
---------------------------------------------------------------------------------------------

Management Fees(1)                         0.725%            0.975%     0.73%         1.00%
Distribution and/or Service (12b-1) Fees   None              None       None          None
Other Expenses                             3.152%            3.152%     0.40%         0.40%
Total Annual Fund Operating Expenses       3.877%            4.127%     1.13%         1.40%
    Less: Fee Waiver and/or Expense
Limitation (2)                            (2.627%)          (2.877%)   (0.00%)       (0.00%)
Net Expenses(2)                             1.25%             1.25%     1.13%         1.40%

(1)   Management fees for each Fund include all fees payable to the Funds'
      adviser and its affiliates for investment management and fund administration services. The Funds also pay sub-administrative fees directly to  SEI Investments Global Fund Services, and those fees are included under "Other Expenses."

(2)   The "Net Expenses" shown for each Fund reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through February
      28, 2007, on the Total Annual Fund Operating Expenses of the Funds. In
      order to limit the Funds' expenses, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent the Total Annual Fund
      Operating Expenses of a Fund exceed the following annual rates (based on the average daily net assets of the Fund taken separately): Schroder
      International Alpha Fund -- 1.25%; and Schroder U.S. Opportunities Fund -
      2.00%. The Funds' adviser has agreed that if the proposed fee increase is approved by shareholders, it will continue this fee waiver and expense limitation with respect to the Schroder International Alpha Fund, and will reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until
      February 28, 2007 to the extent the Total Annual Fund Operating Expenses of the Schroder U.S. Opportunities Fund exceed the annual rate of 1.70%.
      The Funds' adviser has separated contractually agreed to waive the advisory fees paid to it by the Schroder International Alpha Fund through
      February 28, 2007 to the extent the advisory fees exceed 0.45% of the
      Fund's average daily assets; under its terms, this separate fee waiver will terminate if the amendments to the advisory agreement are approved by shareholders of Schroder International Alpha Fund and go into effect.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the
Fund's Total Annual Fund Operating Expenses shown above (except that expenses are assumed to be the same as a Fund's Net Expenses for the first year, if different). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

-----------------------------------------------------------------------------
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
      EXISTING FEE                   $127      $941       $1774      $3938
      PROPOSED FEE - PRO FORMA       $127      $991       $1870      $4136
SCHRODER U.S. OPPORTUNITIES FUND
      EXISTING FEE                   $115      $359       $622       $1375
      PROPOSED FEE - PRO FORMA       $143      $443       $766       $1680

                                       26

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this Prospectus or under "Investment
Restrictions" in the Fund's Statement of Additional Information ("SAI"), or by
applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

      o     INTEREST RATE RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER U.S.
            CORE FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER
            SHORT-TERM MUNICIPAL BOND FUND). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a
            Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

      o     CREDIT RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER U.S. CORE
            FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER
            SHORT-TERM MUNICIPAL BOND FUND). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.
            It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

            Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income
            Fund each invests in securities of "investment grade" at the time of purchase, which means either that a nationally recognized
            statistical rating organization (for example, Moody's Investor
            Service, Inc., Standard & Poor's, or Fitch Investors Service, Inc.)
            has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Municipal Bond Fund and Schroder
            Short-Term Municipal Bond Fund each invests principally in securities of investment grade. If a security has been rated by more than one nationally recognized statistical rating organization the Funds' adviser will consider the highest rating for the purposes of determining whether the security is of investment grade. A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. Each Fund considers whether a security is
            "investment grade" only at the time of purchase.

                                       27

            Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
            Fund's adviser expects that a significant portion of the securities in which the Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

            Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment.
            Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

            The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

      o     INFLATION/DEFLATION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER
            U.S. CORE FIXED INCOME FUND SCHRODER MUNICIPAL BOND FUND, AND
            SCHRODER SHORT-TERM MUNICIPAL BOND FUND). Inflation risk is the risk that a Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money.
            As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

      o     MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
            FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or
            foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease.
            Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

      o     DERIVATIVES RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH
            AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, SCHRODER
            U.S. LARGE CAP EQUITY FUND, SCHRODER ENHANCED INCOME FUND, AND
            SCHRODER U.S. CORE FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index.

                                       28

            A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.
            Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' investment adviser or sub-adviser anticipated.
            Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a
            Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction.

      o     SMALL AND MID CAP COMPANIES RISK. (SCHRODER NORTH AMERICAN EQUITY
            FUND AND SCHRODER U.S. OPPORTUNITIES FUND). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

      o     EQUITY SECURITIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
            NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
            SCHRODER U.S. LARGE CAP EQUITY FUND). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
            Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions. Schroder International Alpha Fund, Schroder North
            American Equity Fund, and Schroder U.S. Large Cap Equity Fund may
            invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock.

                                       29

            Equity securities of real estate investment trusts ("REITs") are affected by changes in the value of the underlying property owned by the REIT.

      o     INITIAL PUBLIC OFFERINGS (IPOS) RISK. (SCHRODER U.S. OPPORTUNITIES
            FUND). The Fund may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the
            Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.

      o     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES RISK. (SCHRODER U.S.
            OPPORTUNITIES FUND). The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund's sale of such investments may also be restricted under securities laws.

      o     FOREIGN INVESTMENTS RISK. (SCHRODER INTERNATIONAL ALPHA FUND,
            SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER ENHANCED INCOME FUND,
            AND SCHRODER U.S. CORE FIXED INCOME FUND). Schroder International
            Alpha Fund, Schroder Enhanced Income Fund, and Schroder U.S. Core
            Fixed Income Fund may invest in foreign securities. Schroder North
            American Equity Fund may invest in securities of companies located in all countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.
            The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

            In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a
            Fund's ability to invest in securities of certain issuers located in those countries.

            Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser considers the likely impact of foreign taxes on the net yield available to the
            Fund and its shareholders.

                                       30

            Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

            In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

      o     FOREIGN CURRENCIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND,
            SCHRODER NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. CORE FIXED
            INCOME FUND). Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

            If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a
            Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S.
            dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions.
            Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

      o     EMERGING MARKET SECURITIES RISK. (SCHRODER INTERNATIONAL ALPHA
            FUND). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries.
            These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
            significant price volatility; restrictions on foreign investment;
            and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities

                                       31

            exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

            Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less
            governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small;
            differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and
            less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

      o     GEOGRAPHIC CONCENTRATION RISK. (SCHRODER INTERNATIONAL ALPHA FUND,
            SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES
            FUND, AND SCHRODER U.S. LARGE CAP EQUITY FUND). To the extent that a
            Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio. Because the Schroder
            North American Equity Fund invests principally in equity securities of North American companies, and the Schroder U.S. Opportunities
            Fund and Schroder U.S. Large Cap Equity Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

      o     ISSUER CONCENTRATION RISK. (SCHRODER INTERNATIONAL ALPHA FUND,
            SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. LARGE CAP EQUITY
            FUND). Schroder U.S. Large Cap Equity Fund, Schroder U.S.
            Opportunities Fund, and in particular the Schroder International
            Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

      o     OVER-THE-COUNTER RISK. (SCHRODER U.S. OPPORTUNITIES FUND).
            Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

      o     INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. (SCHRODER
            INTERNATIONAL ALPHA FUND AND SCHRODER NORTH AMERICAN EQUITY FUND). A
            Fund may invest in other investment companies or pooled vehicles, including closed-end funds and ETFs, that are advised by the Fund's adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company, a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and
            administrative fees, and would at the same time continue to pay its own fees and expenses. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds.

                                       32

      o     EQUITY MARKETS RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
            NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
            SCHRODER U.S. LARGE CAP EQUITY FUND). Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market
            conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

      o     MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A
            Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

      o     FREQUENT TRADING / PORTFOLIO TURNOVER RISK. (SCHRODER ENHANCED
            INCOME FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a
            Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund's adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a
            Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a
            Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects the portfolio turnover rate for the current fiscal year will be approximately 400%
            for each of Schroder Enhanced Income Fund and Schroder U.S. Core
            Fixed Income Fund, and currently expects that the portfolio turnover rate for the current fiscal year will not exceed 100% for each of
            Schroder International Alpha Fund, Schroder U.S. Opportunities Fund,
            Schroder North American Equity Fund, Schroder U.S. Large Cap Equity
            Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal
            Bond Fund. Consult your tax advisor regarding a Fund's portfolio turnover rate on your investments.

      o     MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
            SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse
            determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

                  General obligations. These are backed by the issuer's
                  authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general
                  unrestricted revenues, although payment may depend upon
                  government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a
                  government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

                                       33

                  Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned
                  utilities, and non-profit organizations such as private
                  colleges, hospitals and museums, and other facilities.
                  Investors can look only to the revenue generated by the
                  project or the private company owning or operating the project rather than the credit of the state or local government
                  authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

            Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

            The amount of public information available about the municipal bonds in a Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a
            Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

            Interest income from private activity bonds may be subject to federal AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

            At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

      o     TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
            SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis. The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

      o     VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL
            BOND FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those

                                       34

            relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

      o     STATE AND ISSUE RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
            SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment
            obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

            Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership.
            Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

            A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such
            Fund invested in a larger range of securities.

      o     U.S. GOVERNMENT SECURITIES RISK. (SCHRODER ENHANCED INCOME FUND,
            SCHRODER U.S. CORE FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND,
            AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). U.S. Government
            securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the
            U.S. Government (such as the Government National Mortgage
            Association) are supported by the full faith and credit of the
            United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as
            Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S.
            Government

                                       35

            (such as Fannie Mae, Freddie Mac and the Student Loan Marketing
            Association) are supported only by the credit of the issuer itself.

      o     LIQUIDITY RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH
            AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER
            U.S. LARGE CAP EQUITY FUND). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

      In addition to the principal investment strategies described in the
Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds'
adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the
Funds' adviser and sub-adviser.

      o     DEPOSITARY RECEIPTS. A Fund may invest in American Depositary
            Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European
            Depository Receipts ("EDRs") or other similar securities
            representing ownership of foreign securities (collectively,
            "Depositary Receipts"). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

      o     SHORT SALES. A Fund may sell a security short when the Fund's adviser anticipates that the price of the security will decline. A
            Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

      o     WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS.
            Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

      o     SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully
            collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

      o     TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser may judge that conditions in the securities markets make pursuing a
            Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

      o     PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a
            Fund. If a Fund underestimates the price of its portfolio
            securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a

                                       36

            pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

      o     OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks.
            Please see the Funds' SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

      o     PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.
            References in the discussion of the Funds' investment policies above to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees. The Board of Trustees of each
Trust has retained Schroder Investment Management North America Inc.
("Schroders") to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

Schroder Investment Management North America Limited ("SIMNA Ltd."), an
affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder International Alpha Fund and Schroder North American
Equity Fund.

Schroders (itself and its predecessors) has been an investment manager since
1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc,
Schroder's ultimate parent, is a global asset management company with approximately $201 billion under management as of December 31, 2005. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

      o     MANAGEMENT FEES. For the fiscal year ended October 31, 2005, each
            Fund paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates
            (based on each Fund's average daily net assets): Schroder North
            American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund:
            0.73%; Schroder Municipal Bond Fund: 0.02%; and Schroder Short-Term
            Municipal Bond Fund: 0.10%. Each of Schroder International Alpha
            Fund and Schroder U.S. Large Cap Equity Fund did not pay fees during the fiscal year ended October 31, 2005 due to expense limitations and/or fee waivers in effect during that period. Each of Schroder
            Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund pays a management fee to Schroders at the annual rate of 0.25% of the
            Fund's average daily net assets. Effective March 1, 2006, as compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees
            Schroders receives from each of Schroder International Alpha Fund and Schroder North American Equity Fund. Prior to March 1, 2006,
            Schroders paid to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroders received from each of Schroder International
            Alpha Fund and Schroder North American Equity Fund. A discussion regarding the basis for the Trustees' approval

                                       37

            of the Funds' investment management agreements is available in the
            Funds' annual report to shareholders for the fiscal year ended
            October 31, 2005.

            The Board of Trustees of Schroder Capital Funds (Delaware) has
            approved proposed amendments to the advisory agreement between
            Schroder Capital Funds (Delaware), on behalf of Schroder
            International Alpha Fund and Schroder U.S. Opportunities Fund, and
            Schroders. The amendments are being submitted to shareholders for approval at a meeting currently scheduled to occur on March 23,
            2006. If the amendments are approved, the fees paid by these Funds under the investment advisory agreement will increase, and each of these Funds will pay a combined advisory and administrative fee to
            Schroders at the following annual rates (based on the average daily net assets of the Fund): Schroder International Alpha Fund - 0.975%;
            and Schroder U.S. Opportunities Fund - 1.00%. If the proposed amendments are approved by shareholders of these Funds, Schroders expects that they would likely be implemented on or about March 31,
            2006.

      o     MANAGEMENT FEE BREAKPOINTS. Three of the Funds have breakpoints included in their contractual advisory fee schedules. The
            contractual annual fee rate for each of Schroder U.S. Opportunities
            Fund and Schroder International Alpha Fund is 0.50% of the Fund's
            average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Large Cap Equity Fund is 0.75% of the
            Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million. The breakpoints for each of
            Schroder U.S. Opportunities Fund and Schroder International Alpha
            Fund will be eliminated (and the fees paid by these Funds under the investment advisory agreement will increase) if the amendments to the investment advisory agreement of these Funds (discussed above)
            are approved.

      o     EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of each Fund's Investor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as organizational expenses, litigation expenses and shareholder meeting expenses) until February 28, 2007 to the extent that the Total
            Annual Fund Operating Expenses of the Fund allocable to its Investor
            Shares exceed the following annual rates (based on the average daily net assets attributable to the Fund's Investor Shares): Schroder
            International Alpha Fund - 1.25%; Schroder U.S. Opportunities Fund -
            2.00%; Schroder U.S. Large Cap Equity Fund - 2.00%; Schroder
            Enhanced Income Fund - 0.40%; Schroder U.S. Core Fixed Income Fund -
            0.40%; Schroder Municipal Bond Fund - 0.55%; and, Schroder
            Short-Term Municipal Bond Fund - 0.55%. In addition, the Schroder
            International Alpha Fund's adviser has separately contractually agreed to waive the advisory fees paid to it by Schroder
            International Alpha Fund through February 28, 2007 to the extent the advisory fees exceed 0.45% of the Fund's average daily net assets;
            under its terms, this separate fee waiver will terminate if the amendment to the investment advisory agreement (discussed above) is approved by the shareholders of Schroder International Alpha Fund and goes into effect.

      o     PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. Each manager's recent
            professional experience is also shown. Each Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

                                                                                               RECENT PROFESSIONAL
          FUND                    NAME                TITLE               SINCE                     EXPERIENCE

Schroder International      Virginie            Lead Portfolio       March 2005          Ms. Maisonneuve is a Director of
Alpha Fund                  Maisonneuve, CFA    Manager                                  Schroders and has been an employee
                                                                                         of SIMNA Ltd. since 2004.  She
                                                                                         is head of Schroders'

                                       38

                                                                                         Europe, Australasia, Far East
                                                                                         (EAFE) Team. Formerly, Co-Chief
                                                                                         Investment Officer and Director,
                                                                                         Clay Finlay.

Schroder International      Matthew Dobbs       Portfolio Manager    2004                Mr. Dobbs manages Pacific Basin
Alpha Fund                                                                               and EAFE equities and is
                                                                                         responsible for MultiRegional
                                                                                         Small Cap.  He has been an employee
                                                                                         of Schroders since 1981.

Schroder North American     Justin              Head of              Inception           Head of QEP, SIMNA Ltd.
Equity Fund                 Abercrombie         Quantitative         (September 2003)    Formerly, founding member of
                                                Equity Products                          QEP, SIMNA Ltd.  Mr. Abercrombie
                                                ("QEP")                                  has been an employee of
                                                                                         Schroders since 1996.

Schroder North American     David Philpotts     Senior               March 2004          Senior Quantitative Analyst and
Equity Fund                                     Quantitative                             Portfolio Manager, SIMNA Ltd.
                                                Analyst and                              Formerly, Chief Investment
                                                Portfolio Manager                        Officer, Quaestor Investment
                                                                                         Management (2001 - March 2004),
                                                                                         Deputy Head of QEP, SIMNA Ltd.
                                                                                         (1999 - 2004)

Schroder North American     Stephen Langford    Senior               November 2003       Senior Quantitative Analyst and
Equity Fund                                     Quantitative                             Portfolio Manager, SIMNA Ltd.
                                                Analyst and                              Formerly, Senior Research
                                                Portfolio Manager                        Manager, Quaestor Investment
                                                                                         Management.

Schroder North American     Arnaud Amsellem     Senior               July 2005           Senior Quantitative Analyst and
Equity Fund                                     Quantitative                             Portfolio Manager, SIMNA Ltd.
                                                Analyst and                              Formerly, Senior Portfolio
                                                Portfolio Manager                        Manager, State Street Hedge Fund
                                                                                         Group, Portfolio Manager, State
                                                                                         Street Active Team.

Schroder North American     Kristian Brock      Quantitative         Inception           Quantitative Analyst and
Equity Fund                                     Analyst and          (September 2003)    Portfolio Manager, SIMNA Ltd.
                                                Portfolio Manager                        Mr. Brock has been an employee
                                                                                         of Schroders since 2001.

Schroder North American     James Larkman       Quantitative         October 2005        Quantitative Analyst and
Equity Fund                                     Analyst and                              Portfolio Manager, SIMNA Ltd.
                                                Portfolio Manager                        Mr. Larkman has been an employee
                                                                                         of Schroders since 2003.

Schroder U.S.               Jenny B. Jones      Lead Portfolio       2003                Ms. Jones is an Executive Vice
Opportunities Fund                              Manager

                                       39

                                                                                         President of Schroders and has been
                                                                                         an employee of Schroders since 2003.
                                                                                         From 1996 through 2002, Ms. Jones was
                                                                                         a portfolio manager at Morgan Stanley
                                                                                         Investment Advisors Inc., where she
                                                                                         most recently served as an Executive
                                                                                         Director.

Schroder U.S. Large Cap     Jonathan            Lead Portfolio       January 2005        Mr. Armitage is a Senior Vice
Equity Fund                 Armitage            Manager                                  President of Schroders, and has
                                                                                         been an employee of Schroders
                                                                                         since 1991.

Schroder Enhanced Income    Steven S. Lear,     Lead Portfolio       Inception           Mr. Lear is an Executive Vice
Fund and Schroder U.S.      CFA                 Manager              (December 2004)     President of Schroders and has
Core Fixed Income Fund                                               for each Fund       been an employee of Schroders
                                                                                         since June 1998.

Schroder Enhanced Income    David  Harris       Portfolio Manager    Inception           Mr. Harris is a Senior Vice
Fund and Schroder U.S.                                               (December 2004)     President of Schroders and has
Core Fixed Income Fund                                               for each Fund       been an employee of Schroders
                                                                                         since November 1992.

Schroder Enhanced Income    Wesley A.           Portfolio Manager    Inception           Mr. Sparks is a Senior Vice
Fund and Schroder U.S.      Sparks, CFA                              (December 2004)     President of Schroders and has
Core Fixed Income Fund                                               for each Fund       been an employee of Schroders
                                                                                         since December 2000. Formerly,
                                                                                         portfolio manager at Aeltus
                                                                                         Investment Management.

Schroder Enhanced Income    Gregg T. Moore,     Portfolio Manager    Inception           Mr. Moore is a Vice President of
Fund and Schroder U.S.      CFA                                      (December 2004)     Schroders and has been an employee
Core Fixed Income Fund                                               for each Fund       of Schroders since June 2001.
                                                                                         Formerly, quantitative analyst at
                                                                                         Aeltus Investment Management.

Schroder Enhanced Income    Matthew J.          Portfolio Manager    Inception           Mr. Murphy is a Vice President of
Fund and Schroder U.S.      Murphy                                   (December 2004)     Schroders and has been an employee
Core Fixed Income Fund                                               for each Fund       of Schroders since July 2004.
                                                                                         Formerly, Managing Director at
                                                                                         MONY Capital Management from
                                                                                         February 2002 to July 2004.

Schroder Municipal Bond     David Baldt, CFA    Portfolio Manager    Inception           Mr. Baldt is an Executive Vice
Fund and Schroder                                                    (December 2003)     President of Schroders and has
Short-Term                                                           for each Fund       been an employee of Schroders
                                                                                         since fall 2003. Formerly,

                                       40

Municipal Bond Fund                                                                      Managing Director of Deutsche
                                                                                         Asset Management(formerly Morgan
                                                                                         Grenfell).

Schroder Municipal Bond     Daniel Scholl       Portfolio Manager    Inception           Mr. Scholl is a Senior Vice
Fund and Schroder                                                    (December 2003)     President of Schroders and has
Short-Term Municipal                                                 for each Fund       been an employee of Schroders
Bond Fund                                                                                since fall 2003. Formerly,
                                                                                         Director and Portfolio Manager of
                                                                                         Deutsche Asset Management
                                                                                         (formerly Morgan Grenfell).

Schroder Municipal Bond     Susan Beck          Portfolio Manager    Inception           Ms. Beck is a First Vice
Fund and Schroder                                                    (December 2003)     President of Schroders and
Short-Term Municipal                                                 for each Fund       has been an employee of Schroders
Bond Fund                                                                                since fall 2003. Formerly,
                                                                                         Vice President and Portfolio
                                                                                         Manager of  Deutsche Asset Management
                                                                                         (formerly Morgan Grenfell).

Schroder Municipal Bond     Ted Manges          Portfolio Manager    Inception           Mr. Manges is a First Vice
Fund and Schroder                                                    (December 2003)     President of Schroders and has
Short-Term Municipal                                                 for each Fund       been an employee of Schroders
Bond Fund                                                                                since fall 2003. Formerly, Vice
                                                                                         President of Deutsche Asset
                                                                                         Management (1999-2003), and
                                                                                         Manager of Trading and Sales,
                                                                                         Commerce Capital Markets
                                                                                         (1995-1999).

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Each Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time)
each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin Luther King,
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day. Each Fund values its portfolio securities for which market quotations are readily available at market value.
Investments and assets for which market values are not readily available are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes.
For instance, a pricing service may recommend a fair value based generally on prices of comparable securities (or, when such prices are not available, based on other factors that may be indicative of the securities' values).

                                       41

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. Schroder
International Alpha Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the
U.S. market that exceeds a specific threshold established by the Fair Value
Committee in consultation with the Trustees. Short-term investments that will mature within 60 days are valued by Schroders using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees. The net asset value of a Fund's Investor Shares may differ from that of its Advisor
Shares due to differences in the expenses of Investor Shares and Advisor Shares.

HOW TO BUY SHARES

Each Trust, through its distributor, Schroder Fund Advisors Inc., sells Investor
Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable
Fund.

You may purchase Investor Shares of each Fund by completing the Account
Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

Each Fund sells its Investor Shares at their net asset value next determined after the applicable Fund, its transfer agent, Boston Financial Data Services,
Inc. ("BFDS"), or an authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally
4:00 p.m., Eastern Time). Each Trust reserves the right to reject any order to purchase Investor Shares of any of its Funds.

The minimum investments for initial and additional purchases of Investor Shares of a Fund are as follows:

                                 INITIAL INVESTMENT     ADDITIONAL INVESTMENTS
REGULAR ACCOUNTS                      $250,000                  $1,000

The applicable Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a
Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

Investor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $250,000 and purchasing shares directly from the
Fund. Advisor Shares of the Schroder Enhanced Income Fund, Schroder U.S. Core
Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term
Municipal Bond Fund are offered through another prospectus and are intended for investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA and purchasing shares through a financial intermediary.

                                       42

The Funds do not issue share certificates.

Each Trust may suspend the offering of Investor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

Purchases by check. You may purchase Investor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase Investor
Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL                 OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds        Boston Financial Data Services, Inc.
P.O. Box 8507                Attn: Schroder Mutual Funds
Boston, MA 02266             66 Brooks Drive
                             Braintree, MA  02184

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire. If you make your initial investment by wire, a completed
Account Application must precede your order. Upon receipt of the Application,
BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time)
on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts  02110
      ABA No.: 011000028
      Attn: Schroder Mutual Funds
      DDA No.: 9904-650-0
      FBO: Account Registration
      A/C: Mutual Fund Account Number
            Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call
(800) 464-3108.

Brokers and other financial institutions. You may also buy and exchange Investor
Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors Inc. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor
Shares. Please consult a representative of your financial

                                       43

institution for further information.

Certain brokers or other financial institutions may accept purchase orders for
Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the
Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the
Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.

Purchases in kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor
Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the
Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor
Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by
Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange.
Investors interested in purchases through exchange should telephone Schroders at
(800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. Schroder Fund Advisors Inc.,
Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled.

HOW TO SELL SHARES

When you may redeem. You may sell your Investor Shares back to a Fund on any day the Exchange is open by sending a letter of instruction or stock power form to
Schroder Mutual Funds, or by calling BFDS

                                       44

at (800) 464-3108. Redemption requests received in good order by Schroder Mutual
Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000 Medallion Guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

Brokers and other financial institutions. You may also redeem and exchange
Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors Inc.
The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming
Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers or other financial institutions may accept redemption orders for
Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the
Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the
Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the Trustees (presently
$2,000), a Trust may choose to redeem your Investor Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption. Each Trust may also redeem Investor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the Exchange is restricted, as determined by the Securities and

                                       45

Exchange Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC)
exists, making disposal of portfolio investments or determination of a Fund's net asset value not reasonably practicable.

Redemptions in kind. The Trusts do not expect to redeem Investor Shares in kind under normal circumstances. If a Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds
(Delaware) has agreed to redeem Investor Shares of Schroder International Alpha
Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Large Cap Equity Fund
solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Investor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.
Each Trust may pay redemption proceeds in any amount with respect to Schroder
North American Equity Fund, Schroder Enhanced Income Fund, Schroder U.S. Core
Fixed Income Fund, Schroder Municipal Bond Fund, or Schroder Short-Term
Municipal Bond Fund in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.

General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the
Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

Redemption fee. Schroder International Alpha Fund, Schroder U.S. Opportunities
Fund, and Schroder U.S. Large Cap Equity Fund each impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and
(ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of a Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (ii) from all other shares of a Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (ii)
above that are redeemed two months or less from their date of purchase will be subject to the redemption fee.

                                       46

EXCHANGES

You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of Schroder International Alpha Fund, Schroder
U.S. Opportunities Fund, or Schroder U.S. Large Cap Equity Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee).
The Trusts would treat the exchange as a sale of your Investor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the
Schroder funds available for exchange and to exchange Investor Shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

DIVIDENDS AND DISTRIBUTIONS

Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder
Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund each declare dividends from net investment income daily and distribute these dividends monthly. Schroder International Alpha Fund, Schroder U.S. Large Cap Equity Fund,
Schroder U.S. Opportunities Fund, and Schroder North American Equity Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net investment income and any net realized capital gain at least annually. All Funds make distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

      o     Reinvest all distributions in additional Investor Shares of your
            Fund;

      o     Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor
            Shares of your Fund;

      o     For each Fund, except Schroder North American Equity Fund, receive distributions from net investment income in additional Investor
            Shares of your Fund while receiving capital gain distributions in cash; or

      o     Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The
Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part
(including, without limitation, purchases by persons whose trading activity
Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in

                                       47

question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. In addition, the Board of Trustees of Schroder International Alpha
Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Large Cap Equity Fund
has established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares - Redemption
Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trusts or their distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the
Trusts regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the
Trusts as having engaged in trades that violate the Trusts' "market timing"
policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trusts or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

PAYMENT OF FEES

Subject to general review by the Board of Trustees, the Funds may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (except "exempt-interest dividends" - see below) are taxed as ordinary income. Taxes on distributions of capital gains
(including those the income from which is tax-exempt) are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as market discount will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.
Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder
Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund,
distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement

                                       48

benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

A Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal Revenue Code (a
"foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs
Creation Act of 2004, effective for taxable years of the Funds beginning after
December 31, 2004 and before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.
source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning before January 1, 2009.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund)
of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
summary of certain U.S. federal income tax consequences of investing in the
Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a
Fund's portfolio securities positions, and under which circumstances.

                                       49

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand financial performance of each of the Funds for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

For all periods presented, the financial highlights have been audited by
PricewaterhouseCoopers LLP, independent registered public accountant to the
Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the Funds'
combined Annual Report and are incorporated by reference into each Fund's SAI.
Copies of the Annual Report may be obtained without charge by writing the Funds at P.O. Box 8507, Boston, Massachusetts 02266, or by calling (800) 464-3108. The
Funds' Annual Report is also available on the following website:
www.schroderfunds.com.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGH THE PERIOD ENDED OCTOBER 31

                                               NET REALIZED
                                                   AND
                                                UNREALIZED                                 DISTRIBUTIONS
                                                  GAINS                                    FROM NET GAIN
                                               (LOSSES) ON                                      ON
                   NET ASSET      NET          INVESTMENTS                   DIVIDENDS      INVESTMENTS
                    VALUE,     INVESTMENT      AND FOREIGN     TOTAL FROM     FROM NET      AND FOREIGN     DISTRIBUTIONS
                   BEGINNING     INCOME          CURRENCY      INVESTMENT    INVESTMENT      CURRENCY        FROM RETURN
                   OF PERIOD     (LOSS)        TRANSACTIONS    OPERATIONS      INCOME      TRANSACTIONS      OF CAPITAL
-------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL
ALPHA FUND
2005               $    7.08   $     0.14      $       1.22    $     1.36    $    (0.09)   $          --    $          --
2004                    6.37         0.09              0.75          0.84         (0.13)              --               --
2003                    5.37         0.10              1.08          1.18         (0.12)           (0.06)              --
2002                    7.26         0.04             (1.13)        (1.09)           --            (0.80)              --
2001                   16.74         0.09             (2.38)        (2.29)        (0.31)           (6.88)              --
NORTH AMERICAN
EQUITY FUND
2005(b)            $   11.00   $     0.06      $       0.63    $     0.69       $ (0.05)   $       (0.49)   $          --
2005(c)                10.88         0.22              0.62          0.84         (0.20)           (0.52)              --
2004(c)(d)             10.00         0.09              0.86          0.95         (0.04)           (0.03)              --
U.S.
OPPORTUNITIES
FUND
2005               $   19.58           --(e)   $       2.11*   $     2.11    $       --    $       (2.03)   $          --
2004                   16.18           --(e)           3.40*         3.40            --               --               --
2003                   12.57        (0.16)             4.11          3.95            --            (0.34)              --
2002                   15.17        (0.10)            (1.15)        (1.25)           --            (1.35)              --
2001                   18.01        (0.13)             0.59          0.46            --            (3.30)              --
U.S. LARGE CAP
EQUITY FUND
2005               $    3.73   $     0.01      $       0.31    $     0.32    $    (0.01)   $          --    $          --
2004                    3.47           --(e)           0.26          0.26            --               --               --
2003                    2.76           --(e)           0.71          0.71            --               --               --
2002                    3.55        (0.03)            (0.75)        (0.78)           --               --            (0.01)
2001                    4.95           --(e)          (1.40)        (1.40)           --               --               --
ENHANCED INCOME
FUND
2005(f)            $   10.00   $     0.26      $      (0.04)   $     0.22    $    (0.26)   $          --    $          --
U.S. CORE FIXED
INCOME FUND
2005(f)            $   10.00   $     0.30      $      (0.15)   $     0.15    $    (0.30)   $          --    $          --
MUNICIPAL BOND
FUND
2005               $   10.12   $     0.36      $      (0.15)   $     0.21    $    (0.36)   $          --    $          --
2004(g)                10.00         0.24              0.11          0.35         (0.23)              --               --
SHORT-TERM
MUNICIPAL BOND
FUND
2005               $    9.97   $     0.29      $      (0.05)   $     0.24    $    (0.29)   $          --    $          --
2004(g)                10.00         0.15             (0.03)         0.12         (0.15)              --               --

                                       50

                                                                                           RATIO OF NET
                                                               RATIO OF      RATIO OF      INVESTMENT
                                                               EXPENSES TO   EXPENSES TO   INCOME (LOSS)
                                                               AVERAGE NET   AVERAGE NET   TO AVERAGE
                                                               ASSETS        ASSETS        NET ASSETS
                                                               (INCLUDING    (EXCLUDING    (INCLUDING
                                                               WAIVERS,      WAIVERS,      WAIVERS,
                   NET ASSET                    NET ASSETS,    REIMBURSE-    REIMBURSE-    REIMBURSE-
     TOTAL         VALUE, END     TOTAL        END OF PERIOD   MENTS AND     MENTS AND     MENTS AND          PORTFOLIO
 DISTRIBUTIONS     OF PERIOD    RETURN(a)          (000)       OFFSETS)      OFFSETS)      OFFSETS)         TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------

       $  (0.09)   $     8.35        19.45%    $       6,545          1.25%         3.88%           1.85%             126%
          (0.13)         7.08        13.31             5,233          1.25          3.36            1.16              136
          (0.18)         6.37        22.66             6,242          1.25          3.27            2.09               50
          (0.80)         5.37       (17.20)            6,427          1.14          1.94            0.60              111
          (7.19)         7.26       (24.96)           20,850          0.99          1.41            0.57              146

       $  (0.54)   $    11.15         6.35%    $   1,303,276          0.35%         0.35%           1.39%              30%
          (0.72)        11.00         7.59           883,146          0.33          0.33            1.79               89
          (0.07)        10.88         9.56           890,929          0.37          0.37            1.29               54

       $  (2.03)   $    19.66        11.26%    $     140,467          1.13%         1.13%          (0.29)%            107%
             --         19.58        21.01            73,679          1.62          1.62           (0.83)             144
          (0.34)        16.18        32.13            46,783          1.93          2.25           (1.22)             162
          (1.35)        12.57        (9.91)           41,857          1.49          1.50           (0.75)              81
          (3.30)        15.17         3.25            28,096          1.49          1.83           (0.79)             105

       $  (0.01)   $     4.04         8.54%    $       7,873          2.00%         2.82%           0.12%              48%
             --          3.73         7.49             8,434          2.00          2.77           (0.15)              50
             --          3.47        25.72             9,102          2.39          3.56           (0.13)              61
          (0.01)         2.76       (22.05)            9,475          2.01          2.22           (0.75)              57
             --          3.55       (28.28)           19,447          1.50          1.76           (0.08)              62

       $  (0.26)   $     9.96         2.17%    $     101,106          0.40%         0.82%           3.08%              61%

       $  (0.30)   $     9.85         1.51%    $       9,138          0.40%         3.05%           3.61%             571%

       $  (0.36)   $     9.97         2.14%    $      96,114          0.55%         0.93%           3.70%              27%
          (0.23)        10.12         3.53            45,781          0.55          1.41            2.82               46

       $  (0.29)   $     9.92         2.47%    $     131,062          0.55%         0.85%           3.03%              36%
          (0.15)         9.97         1.26            74,031          0.55          1.30            1.95               17

*     Includes redemption fees. Amount was less than $0.01 per share.

(a)   Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)   For the six months ended October 31, 2005, the North American Equity
      Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)   For the year or period ended April 30.

(d)   Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(e)   Amount was less than $(0.01) per share.

(f)   Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(g)   Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                       51

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation.
If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                       52

                               INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
          SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER NORTH AMERICAN
                                  EQUITY FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
      SCHRODER ENHANCED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND AND SCHRODER U.S. CORE FIXED
                                   INCOME FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  ADMINISTRATOR
    SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
                       SCHRODER NORTH AMERICAN EQUITY FUND
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
     SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER U.S. LARGE CAP EQUITY FUND,
         SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER NORTH AMERICAN
                                   EQUITY FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Large Cap Equity Fund

SCHRODER SERIES TRUST
Schroder Enhanced Income Fund
Schroder U.S. Core Fixed Income Fund
Schroder Short-Term Municipal Bond Fund
Schroder Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

Each of the Funds has a Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders which contain additional information about the applicable Fund. In the applicable Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The
SAIs and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the
Schroder Mutual Funds. The Funds' SAIs and annual and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Trusts' file numbers under the Investment
Company Act, which are: Schroder Capital Funds (Delaware): 811-1911; Schroder
Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue New York,
New York 10022
(800) 464-3108
File No. 811-1911 - Schroder Capital Funds (Delaware)
File No. 811-7840 - Schroder Series Trust
File No. 811-21364 - Schroder Global Series Trust

                          SCHRODER GLOBAL SERIES TRUST

                       Schroder North American Equity Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 INVESTOR SHARES

                                  MARCH 1, 2006

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the
Fund, as amended or supplemented from time to time. This SAI relates to the
Fund's Investor Shares. Investor Shares of the Fund are offered through the
Investor Shares prospectus dated March 1, 2006 (the "Prospectus"), as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Fund at (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a
Schroder Mutual Funds representative. The Fund is a series of Schroder Global
Series Trust.

Certain disclosure has been incorporated by reference into this SAI from the
Fund's most recent annual report. For a free copy of the annual report, please call (800) 464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY...............................................................   2
FUND CLASSIFICATION.........................................................   2
CAPITALIZATION AND SHARE CLASSES............................................   2
ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS

                       SCHRODER NORTH AMERICAN EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Global Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 27, 2003.
The Trust's Amended and Restated Agreement and Declaration of Trust (the
"Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder North
American Equity Fund (the "Fund") is the only series of shares currently comprising the Trust. Schroder Investment Management North America Inc.
("Schroders") serves as investment adviser to the Fund. Schroder Investment
Management North America Limited ("SIMNA Ltd."), an affiliate of Schroders, serves as sub-adviser to the Fund responsible for day-to-day portfolio management.

FUND CLASSIFICATION

The Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of the Fund's total assets, (i) the
Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. government securities or securities of other investment companies) and (ii) the Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. government securities or securities of other investment companies). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Generally, expenses and liabilities particular to a class of the
Fund, such as distribution fees applicable only to one class of a Fund, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. The Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon by shareholders of the Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by Trustees, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class of shares.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

EQUITY SECURITIES. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase.

The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. Companies with small market capitalizations may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation.
However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.
Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be "cumulative" or
"non-cumulative." "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer's common stock. Preferred stock may be "participating"
stock, which means that it may be entitled to a dividend that exceeds the stated
dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company's preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company's assets in the event of a liquidation are generally subordinate to the rights of holders of the company's bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

DERIVATIVES. Certain of the instruments in which the Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives."

Derivatives are financial instruments whose value depends upon, or derives from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included in the Prospectus or elsewhere in this SAI. The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

OPTIONS. The Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Call options. The Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. The Fund may write covered call options or uncovered call options. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When the Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The
Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale
(exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security.
Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to enhance its current return.
The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Fund may purchase and sell options on foreign securities if in SIMNA Ltd.'s opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that SIMNA Ltd. will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SIMNA Ltd. to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if SIMNA Ltd. believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the
Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SIMNA Ltd. believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders or SIMNA Ltd. may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the
Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options.
Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options
Clearing Corporation.

Government regulations, particularly the requirements for qualification as a regulated investment company (a "RIC") under the United States Internal Revenue
Code of 1986, as amended (the "Code"), may also restrict the Fund's use of options.

FUTURES CONTRACTS. The Fund will not enter into a futures contract or option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open option positions, less the amount by which any such options are "in the money,"
would exceed 5% of the Fund's net assets (or such other limit permitted by applicable regulatory authority). Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position --
it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the
Valuation Committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in SIMNA Ltd.'s

judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on securities is subject to
SIMNA Ltd.'s ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of a market decline which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. The Fund may invest in securities index futures contracts, and in related options. An index futures contract is a contract to buy or sell units of a specified securities index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in SIMNA Ltd.'s judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The
Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular

option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. SIMNA Ltd. will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to SIMNA Ltd.'s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SIMNA Ltd.
may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest
(including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

CANADIAN INVESTMENTS AND OTHER NON-U.S. INVESTMENTS. The Fund may invest in securities principally traded in foreign markets. Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.

                                       10

company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities held by the
Fund may be denominated in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United
States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the
Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the

                                       11

right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SIMNA Ltd.'s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell.
They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are

                                       12

traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission, such as the New York
Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.
Such options will be purchased or written only when SIMNA Ltd. believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(less than $1 million) where rates may be less favorable. The interbank market in

                                       13

foreign currencies is a global, around-the-clock market. To the extent that the
U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other investment grade short-term debt obligations.
Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. SIMNA Ltd. will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. There is no limit on the amount of the Fund's assets that may be invested in repurchase agreements. To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the Fund's investment return on such assets, and potentially the
Fund's ability to achieve its investment objectives, will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements.

LOANS OF FUND PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn additional income, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, SIMNA Ltd. will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the

                                       14

borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectus, SIMNA Ltd. may at times judge that conditions in the securities markets make pursuing the
Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent SIMNA
Ltd. considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), the Fund will not:

FUNDAMENTAL POLICIES:

1.    As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the
      Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2.    As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
      provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3.    Invest 25% or more of the value of its total assets in any one industry.

4.    Borrow money, except to the extent permitted by applicable law from time to time.

      Note: The Investment Company Act currently prohibits a mutual fund from borrowing money unless, generally, the ratio that the total assets of the fund, including any amounts borrowed (less the fund's liabilities other than the amount of any borrowings), bears to the amounts borrowed is at least 300%.

5.    Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6.    Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S.
      Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

                                       15

7.    Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8.    Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

9.    Issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

      Note: The Investment Company Act currently prohibits a mutual fund from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 4 above).

                              --------------------

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the
Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

As a matter of non-fundamental policy, the Fund may not purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets.

The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund ceases to maintain the 300% asset coverage ratio described above in the Note following restriction 4, it will take steps to restore that asset coverage ratio within three days thereafter (excluding
Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Investment Company Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67%
or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                       16

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the Commission on Form N-CSR and Form N-Q, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. The Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund's semi-annual and annual reports. The Fund does not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov and on the Schroders website at www.schroderfunds.com.

Policies and Procedures. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Fund's portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders, SIMNA Ltd., nor the Fund receives any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by
Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The
Fund currently discloses nonpublic portfolio holdings information only to recipients who have agreed with Schroders or SIMNA Ltd., as applicable, to keep such information confidential. In the future, where Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, the Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Fund has no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Fund, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Fund, certain Schroders personnel and personnel of its affiliates, including SIMNA Ltd., the Fund's sub-adviser and Schroder Fund Advisors, Inc., the Fund's administrator, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Affiliates of Schroders (including SIMNA Ltd.) with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information and the Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

                                       17

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the Fund's third-party administrators and fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the
Fund's sub-administrator, SEI Investments Global Funds Services. Pricewaterhouse
Coopers LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Fund's audit. Schroders utilizes the services of Institutional Shareholder Services
("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the
President and Chief Compliance Officer of the Trust based on a review of: (i)
the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders provides investment advisory services to the Fund and, subject to the control of the Trustees, also manages the Fund's other affairs and business.
Subject to oversight of the Trustees and the direction and control of Schroders,
SIMNA Ltd. serves as sub-adviser to the Fund and, in this capacity, furnishes a continuing investment program for the Fund and makes day-to-day investment decisions on its behalf. See "Advisory Agreements" below.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(a "Disinterested Trustee").

                                       18

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                             TERM OF         PRINCIPAL         PORTFOLIOS IN
                             POSITION(S)   OFFICE AND      OCCUPATION(S)       FUND COMPLEX      OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      DURING PAST 5       OVERSEEN BY         OUTSIDE OF THE
   DISINTERESTED TRUSTEE        TRUST      TIME SERVED         YEARS              TRUSTEE       SCHRODERS FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------

John I. Howell, 89           Trustee      Indefinite     Trustee of the              8          American Life
875 Third Avenue, 22nd Fl.                Since July     Trust, Schroder                        Insurance Co. of New
New York, NY 10022                        2003           Capital Funds                          York; United States
                                                         (Delaware) and                         Life Insurance Co. of
                                                         Schroder Series                        the City of New York;
                                                         Trust; Private                         First SunAmerica Life
                                                         Consultant,                            Insurance Co.
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting).

-----------------------------------------------------------------------------------------------------------------------

Peter S. Knight, 55          Trustee      Indefinite     Trustee of the              8          Medicis; PAR
875 Third Avenue, 22nd Fl.                Since July     Trust, Schroder                        Pharmaceuticals;
New York, NY 10022                        2003           Capital Funds                          Entremed
                                                         (Delaware) and
                                                         Schroder Series
                                                         Trust; Director,
                                                         Schroder Japanese
                                                         Long/Short Fund;
                                                         Director,
                                                         Schroder Credit
                                                         Renaissance Fund,
                                                         LP; Director,
                                                         Schroder
                                                         Alternative
                                                         Strategies Fund;
                                                         President,
                                                         Generation
                                                         Investment
                                                         Management U.S.
                                                         Formerly:
                                                         Managing
                                                         Director, MetWest
                                                         Financial
                                                         (financial
                                                         services);
                                                         President, Sage
                                                         Venture Partners
                                                         (investing); and
                                                         Partner, Wunder,
                                                         Knight, Forscey &
                                                         DeVierno (law
                                                         firm).

-----------------------------------------------------------------------------------------------------------------------

Clarence F. Michalis, 84     Trustee      Indefinite     Trustee of the              8                   None
875 Third Avenue, 22nd Fl.                Since July     Trust, Schroder
New York, NY 10022                        2003           Capital Funds
                                                         (Delaware) and
                                                         Schroder Series
                                                         Trust. Retired.
                                                         Formerly:
                                                         Chairman of the
                                                         Board of
                                                         Directors, Josiah
                                                         Macy, Jr.,
                                                         Foundation.

-----------------------------------------------------------------------------------------------------------------------

James D. Vaughn, 61          Trustee      Indefinite     Trustee and                 8            AMG National Trust
875 Third Avenue, 22nd Fl.                Since          Chairman of the                                Bank
New York, NY 10022                        December 2003  Audit Committee
                                                         of the Trust,
                                                         Schroder Capital
                                                         Funds (Delaware)
                                                         and Schroder
                                                         Series Trust.
                                                         Retired.
                                                         Formerly:
                                                         Managing Partner,
                                                         Deloitte & Touche
                                                         USA, LLP-Denver.

-----------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEE

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

                                       19

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                            TERM OF                            PORTFOLIOS IN
                            POSITION(S)   OFFICE AND         PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------

Catherine A. Mazza, 46*      Trustee      Indefinite     Trustee of the              1                   None
875 Third Avenue, 22nd Fl.                Since May      Trust; Senior Vice
New York, NY 10022                        2003           President,
                                                         Schroders;
                                                         President and
                                                         Director, Schroder
                                                         Fund Advisors Inc.
                                                         Formerly,
                                                         President and
                                                         Chief Executive
                                                         Officer, Schroder
                                                         Capital Funds
                                                         (Delaware) and
                                                         Schroder Series
                                                         Trust.

-----------------------------------------------------------------------------------------------------------------------

* Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroders and its affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

-----------------------------------------------------------------------------------------------------------------------
   NAME, AGE AND ADDRESS     POSITION(S) HELD WITH          TERM OF OFFICE               PRINCIPAL OCCUPATION(S)
        OF OFFICER                   TRUST            AND LENGTH OF TIME SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------

Mark A. Hemenetz, 49         President and           Indefinite                    Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since 2004                    and Executive Vice President,
New York, NY 1002            Officer                                               Schroders; Chairman and Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   President and Principal Executive
                                                                                   Officer, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Series
                                                                                   Trust. Formerly, Executive Vice
                                                                                   President and Director of
                                                                                   Investment Management, Bank of New
                                                                                   York.

-----------------------------------------------------------------------------------------------------------------------

Alan M. Mandel, 48           Treasurer and Chief     Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer       Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022                                                                 and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Series Trust.

-----------------------------------------------------------------------------------------------------------------------

Carin F. Muhlbaum, 44        Vice President and      Indefinite                    Senior Vice President, General
875 Third Avenue, 22nd Fl.   Secretary               Since May 2003                Counsel, and Chief Administrative
New York, NY 10022                                                                 Officer, Schroders; Director,
                                                                                   Senior Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Vice President and
                                                                                   Secretary/Clerk, Schroder Capital
                                                                                   Funds (Delaware) and Schroder
                                                                                   Series Trust.

-----------------------------------------------------------------------------------------------------------------------

Stephen M. DeTore, 54        Chief Compliance        Indefinite                    Chief Compliance Officer, Schroder
875 Third Avenue, 22nd Fl.   Officer                 Since June 2005               Capital Funds (Delaware) and
New York, NY 10022                                                                 Schroder Series Trust; Director
                                                                                   and Senior Vice President,
                                                                                   Schroder Fund Advisors, Inc.,
                                                                                   Senior Vice President, Director
                                                                                   and Chief Compliance Officer,
                                                                                   Schroders.  Formerly, Deputy
                                                                                   General Counsel, Gabelli Asset
                                                                                   Management, Inc.; Associate
                                                                                   General Counsel, Gabelli Asset
                                                                                   Management, Inc.; Assistant
                                                                                   Director, Office of Examination
                                                                                   Support, U.S. Securities and
                                                                                   Exchange Commission.

-----------------------------------------------------------------------------------------------------------------------

                                       20

-----------------------------------------------------------------------------------------------------------------------

Angel Lanier, 43             Assistant Secretary     Indefinite                    Assistant Vice President,
875 Third Avenue, 22nd Fl.                           Since 2005                    Schroders; Assistant Vice
New York, NY 10022                                                                 President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Secretary of
                                                                                   Schroder Capital Funds (Delaware)
                                                                                   and Schroder Series Trust.
                                                                                   Formerly, Associate, Schroders.
-----------------------------------------------------------------------------------------------------------------------

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                               POSITIONS HELD WITH
                                              AFFILIATED PERSONS OR
                                             PRINCIPAL UNDERWRITERS
         NAME                                     OF THE TRUST
--------------------------------------------------------------------------------

Catherine A. Mazza             Trustee of the Trust; Senior Vice President,
                               Schroders; President and Director, Schroder Fund
                               Advisors Inc.

--------------------------------------------------------------------------------

Mark A. Hemenetz               President and Principal Executive Officer of the
                               Trust, Schroder Capital Funds (Delaware) and
                               Schroder Series Trust; Chief Operating Officer,
                               Director and Executive Vice President, Schroders;
                               Chairman and Director, Schroder Fund Advisors
                               Inc.

--------------------------------------------------------------------------------

Alan M. Mandel                 First Vice President, Schroders; Chief Operating
                               Officer, Treasurer and Director, Schroder Fund
                               Advisors Inc.; Treasurer and Chief Financial
                               Officer, Schroder Capital Funds (Delaware),
                               Schroder Series Trust and the Trust.

--------------------------------------------------------------------------------

Carin F. Muhlbaum              Senior Vice President, General Counsel, and Chief
                               Administrative Officer, Schroders; Director,
                               Senior Vice President, Secretary and General
                               Counsel, Schroder Fund Advisors Inc.; Vice
                               President and Secretary/Clerk, Schroder Capital
                               Funds (Delaware), Schroder Series Trust and the
                               Trust.

--------------------------------------------------------------------------------

Stephen M. DeTore              Senior Vice President, Director and Chief
                               Compliance Officer, Schroders; Director and
                               Senior Vice President, Schroder Fund Advisors,
                               Inc.; Chief Compliance Officer, Schroder Capital
                               Funds (Delaware), Schroder Series Trust and the
                               Trust.

--------------------------------------------------------------------------------

Angel Lanier                   Assistant Vice President, Schroders; Assistant
                               Vice President, Schroder Fund Advisors Inc.;
                               Assistant Secretary/Clerk, Schroder Capital Funds
                               (Delaware), Schroder Series Trust and the Trust.

--------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Howell, Knight, Michalis and Vaughn). The
Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent registered public accountants for the
Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the accounting firm on behalf of the Fund, and considers other services provided by the accounting firm to the Fund and
Schroder and its affiliates and the possible effect of those services on the independence of the accounting firm. The Audit Committee met four times during the fiscal year ended October 31, 2005.

                                       21

Nominating Committee. All of the Disinterested Trustees (Messrs. Howell, Knight,
Michalis and Vaughn) serve as a Nominating Committee of the Board of Trustees responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the
Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the
Trust's family of investment companies, as of December 31, 2005:

----------------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY
                                                         SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY     INVESTMENT COMPANIES OVERSEEN
                                  SECURITIES IN             BY TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                   FUND                  INVESTMENT COMPANIES*
----------------------------------------------------------------------------------------

                             Ranges:                    Ranges:
                             -------                    -------
                                  None                        None
                                  $1-$10,000                  $1-$10,000
                                  $10,001-$50,000             $10,001-$50,000
                                  $50,001-$100,000            $50,001-$100,000
                                  Over $100,000               Over $100,000
----------------------------------------------------------------------------------------
   DISINTERESTED
      TRUSTEES
----------------------------------------------------------------------------------------
John I. Howell                         None                      $10,001-$50,000

Peter S. Knight                        None                           None

Clarence F. Michalis                   None                       Over $100,000

James D. Vaughn                        None                       Over $100,000

INTERESTED TRUSTEE
Catherine A. Mazza                     None                       Over $100,000

*For these purposes, the Trust, Schroder Capital Funds (Delaware) and Schroder
Series Trust are considered part of the same "Family of Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

                                       22

-------------------------------------------------------------------------------------------------------------
                           NAME OF OWNERS
                                AND
                           RELATIONSHIPS                                         VALUE OF       PERCENT OF
    NAME OF TRUSTEE          TO TRUSTEE         COMPANY      TITLE OF CLASS     SECURITIES         CLASS
-------------------------------------------------------------------------------------------------------------

John I. Howell                  N/A               N/A              N/A              N/A             N/A

Peter S. Knight                 N/A               N/A              N/A              N/A             N/A

Clarence F. Michalis            N/A               N/A              N/A              N/A             N/A

James D. Vaughn                 N/A               N/A              N/A              N/A             N/A

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth information regarding compensation received by
Trustees from the Trust and the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

--------------------------------------------------------------------------------
                              AGGREGATE          TOTAL COMPENSATION FROM TRUST
                            COMPENSATION           AND FUND COMPLEX PAID TO
  NAME OF TRUSTEE            FROM TRUST                    TRUSTEES*
--------------------------------------------------------------------------------
John I. Howell                $11,805                        $20,080

Peter S. Knight               $10,235                        $17,750

Clarence F. Michalis          $11,805                        $20,080

James D. Vaughn               $11,805                        $20,000

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Series Trust are considered part of the same "Fund
Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust's Declaration of Trust provides that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the
Trustee is an "audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their services as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                                       23

SCHRODERS AND ITS AFFILIATES

Schroders (together with its predecessors) has served as the investment adviser for the Fund since its inception. Schroders is a wholly owned subsidiary of
Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings
Inc. (or their predecessors) have been investment managers since 1927. Schroder
U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International
Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December
31, 2005, had under management assets of approximately $201 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser to the Fund. SIMNA
Ltd. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc. SIMNA Ltd.'s address is 31 Gresham
St., London EC2V 7QA, United Kingdom.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroders.

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Fund are: Justin Abercrombie, Head of Quantitative Equity Products; Arnaud
Amsellem, Senior Quantitative Analyst and Portfolio Manager; Stephen Langford,
Senior Quantitative Analyst and Portfolio Manager; David Philpotts, Senior
Quantitative Analyst and Portfolio Manager; and Kristian Brock, Quantitative
Analyst and Portfolio Manager.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Fund, as of October 31, 2005:

-----------------------------------------------------------------------------------------------------------
                                                                                         TOTAL ASSETS IN
                                                                  NUMBER OF ACCOUNTS     ACCOUNTS WHERE
                                                                  WHERE ADVISORY FEE     ADVISORY FEE IS
                                               TOTAL ASSETS IN    IS BASED ON            BASED ON ACCOUNT
                         NUMBER OF ACCOUNTS    ACCOUNTS           ACCOUNT PERFORMANCE    PERFORMANCE
-----------------------------------------------------------------------------------------------------------

JUSTIN ABERCROMBIE

Registered
Investment Companies            None                None                 None                   None

Other Pooled
Investment Vehicles              3             $1.524 billion              1                 $5 million

Other Accounts                   3              $385 million               1                $152 million

ARNAUD AMSELLEM

Registered
Investment Companies            None                None                 None                   None

Other Pooled
Investment Vehicles              2              $101 million             None                   None

                                       24

Other Accounts                  None                None                 None                   None

STEPHEN LANGFORD

Registered
Investment Companies            None                None                 None                   None

Other Pooled
Investment Vehicles              2              $800 million               1                $144 million

Other Accounts                   1              $150 million               1                $150 million

DAVID PHILPOTTS

Registered
Investment Companies            None                None                 None                   None

Other Pooled
Investment Vehicles              1              $19 million              None                   None

Other Accounts                  None                None                 None                   None

KRISTIAN BROCK

Registered
Investment Companies            None                None                 None                   None

Other Pooled
Investment Vehicles             None                None                 None                   None

Other Accounts                   1              $124 million             None                   None

JAMES LARKMAN

Registered Investment
Companies                       None                None                 None                   None

Other Pooled
Investment Vehicles             None                None                 None                   None

Other Accounts                   2              $85 million              None                   None

Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investments to these accounts. Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. See
"Brokerage Allocation and Other Practices" for more information about this process.

                                       25

The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund's portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team"
maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the Fund. Mr. Abercrombie and Mr. Langford's compensation for certain other accounts they manage is based upon account performance. Mr. Ansellem, Mr. Philpotts, Mr. Brock and Mr. Larkman's
compensation for all other accounts they manage is not based upon account performance.

Schroders also reviews "softer" factors such as leadership, innovation, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

Ownership of Securities. As of October 31, 2005, none of the portfolio managers owned any shares of the Fund. The portfolio managers are not residents of the
United States. It is not necessarily advantageous in light of tax and other considerations for non-U.S. residents to invest in U.S.-registered mutual funds.

ADVISORY AGREEMENTS

Investment Advisory Agreement. Under an Investment Advisory Agreement (the
"Advisory Agreement") between the Trust, on behalf of the Fund, and Schroders,
Schroders, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund. The Board of Trustees of the
Trust re-approved the Investment Advisory Agreement on May 10, 2005.

                                       26

Under the Advisory Agreement, Schroders is required to continuously furnish the
Fund an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.
As compensation for services provided to the Fund pursuant to the Advisory
Agreement, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Advisory Agreement, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Advisory Agreement provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Advisory Agreement may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days'
written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the shareholders of the Fund, and the Advisory
Agreement provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of
Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Investment Subadvisory Agreement. The Board of Trustees of the Trust has
approved arrangements whereby Schroders would retain Schroder Investment
Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser to the
Fund. In connection therewith, on May 10, 2005, the Board of Trustees of the
Trust re-approved an Investment Subadvisory Agreement (the "Subadvisory
Agreement") between Schroders, SIMNA Ltd. and the Trust on behalf of the Fund.

                                       27

Under the Subadvisory Agreement, subject to the oversight of the Board and the direction and control of Schroders, SIMNA Ltd. will be required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Advisory Agreement. Accordingly, SIMNA Ltd. will be required to continuously furnish the Fund investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the
Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

For the services rendered by SIMNA Ltd., Schroders (and not the Trust or the
Fund) pays to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%)
of all fees actually paid by the Trust to Schroders for such period under the
Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period is reduced such that SIMNA Ltd. bears fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the
Fund for such period. Prior to March 1, 2006, Schroders paid to SIMNA Ltd. a monthly fee in an amount equal to twenty-five (25%) of all fees actually paid by the Trust to Schroders for such period under the Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period was reduced such that SIMNA Ltd.
bore twenty-five (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability for any error of judgment or for any loss suffered by the Trust or
Schroders in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement may be terminated without penalty (i) by vote of the
Trustees as to the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund on 60 days'
written notice to SIMNA Ltd., (ii) by Schroders on 60 days' written notice to
SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Recent Investment Advisory Fees. For its fiscal years ended October 31, 2005
(which was a six month period), April 30, 2005 and April 30, 2004, pursuant to the Advisory Agreement, the Fund paid a fee of $1,385,283, $2,187,815 and
$1,326,687 respectively to Schroders (the Fund's fiscal year end was changed from April 30 to October 31 on May 1, 2005). For its fiscal years ended October
31, 2005 (which was a six month period), April 30, 2005 and April 30, 2004, pursuant to the Subadvisory Agreement, Schroders paid a fee of $346,321,
$546,954 and $331,672 respectively to SIMNA Ltd.

ADMINISTRATIVE SERVICES

                                       28

On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc.
provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications;
(2) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions; and (3)
general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc.
is a wholly-owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days written notice to Schroder Fund
Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days written notice to the Trust. For its services, Schroder Fund Advisors Inc. receives no compensation. Effective January 28, 2005, SEI Investments Global Funds Services
("SEI") serves as sub-administrator to the Fund. The Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Fund's average daily net assets up to $1 billion and 0.005% of the Fund's average daily net assets over $1 billion. Prior to January 28, 2005, J.P. Morgan Investor Services
Co. ("Morgan") served as sub-administrator to the Fund and received a fee from the Fund for its services as follows: for Fund Administration services, Morgan was paid a monthly fee based on an annual rate of $24,000 plus 0.0035 of 1% of the Fund's first $1 billion in average daily net assets, plus 0.0020 of 1% of the Fund's average daily net assets in excess of $1 billion. For Fund Accounting services, Morgan was paid a monthly fee based on an annual rate of $30,000 plus
0.0040 of 1% of the Fund's first $1 billion in average daily net assets, plus
0.0030 of 1% of the Fund's average daily net assets in excess of $1 billion.

For the fiscal years ended October 31, 2005 (which was a six month period),
April 30, 2005 and April 30, 2004 the Fund paid sub-administration and accounting fees of $67,115, $104,780 and $80,224 respectively.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Fund's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for
ownership information regarding the Distributor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases,
Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission. Orders are normally allocated on a pro rata basis.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the

                                       29

costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroders and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended
(the "Securities Exchange Act"), and by the Advisory Agreement, Schroders may
cause the Fund to pay a broker that provides brokerage and research services to
Schroders an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause the
Fund to pay any such greater commissions is also subject to such policies as the
Trustees may adopt from time to time.

SIMNA Ltd., in its capacity as subadviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

The following table shows the aggregate brokerage commissions paid for the three most recent fiscal years with respect to the Fund. Information shown below for the fiscal year ended October 31, 2005 is for the six-month period ended October
31, 2005.

---------------------------------------------------------------------------------------------------------
                              Brokerage Commissions     Brokerage Commissions      Brokerage Commissions
                             Paid During Fiscal Year   Paid During Fiscal Year    Paid During Fiscal Year
           Fund              Ended October 31, 2005     Ended April 30, 2005       Ended April 30, 2004
---------------------------------------------------------------------------------------------------------

North American
Equity Fund                      $324,742                   $1,153,400                  $526,554

                                       30

The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2005, identified as having been executed on the basis of research and other services provided by the broker or dealer.

--------------------------------------------------------------------------------
                                                               Commissions Paid
                                  Total Dollar Value of         With Respect to
               Fund                 Such Transactions          Such Transactions
--------------------------------------------------------------------------------
North American Equity Fund                None                       None

OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange")
(normally 4:00 p.m., Eastern time) on each day that the Exchange is open for trading.

The Trustees have established procedures for the valuation of the Fund's securities, which are summarized below.

Equities listed or traded on a domestic or foreign stock exchange for which last sale information is regularly reported are valued at their last reported sale prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the
National Association of Securities Dealers' Automated Quotation System
("NASDAQ"), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Except as noted below with regard to below investment grade debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade debt instruments ("high yield debt") will ordinarily be valued at prices supplied by the Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, unless
Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

                                       31

Options on indices or exchange-traded fund (ETF) shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options
Exchange. Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities
(or, when such prices for such securities are not available - for example, on a day when bond markets are closed - based on other factors that may be indicative of the securities' values).

If any securities held by the Funds are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust will consider whether it is appropriate to value these securities at their fair values.

                                       32

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share (to the extent the Trust has issued shares in one or more other series) of the general liabilities of the
Trust. Expenses with respect to any two classes of the Fund may be allocated in proportion to the net asset values of the classes except where allocations of direct expenses can otherwise be fairly made to a specific class.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund's shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the
Internal Revenue Code of 1986, as amended ("the Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

U.K. RESIDENT PENSION SCHEMES. The U.S. withholding tax imposed on dividends paid by the Fund (as described below under "Taxes - Non-U.S. Shareholders") to investors that are U.K. resident pension schemes may be eliminated pursuant to the U.S.-U.K. tax treaty currently in effect. To benefit from the U.S.
withholding tax exemption under the treaty, a U.K. resident pension scheme must, among other requirements, be considered both a "pension scheme" and a "qualified person" as defined in the treaty and must be considered to "derive" the dividend within the meaning of the treaty. Consult your tax advisor to determine eligibility for treaty benefits.

The remainder of this discussion provides information generally about the U.S.
federal income tax consequences of investing in the Fund, including, without limitation, consequences for taxable U.S. and non-U.S. shareholders.

TAXATION OF THE FUND. The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the
Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other

                                       33

securities limited generally with respect to any one issuer to not more than 5%
of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -
generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. The Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2009, "qualified dividend income"
received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some

                                       34

portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the
Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United
States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United
States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the
Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning before January 1, 2009.

TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.
In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from the Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition.
In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

FOREIGN INVESTMENTS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

                                       35

With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S.
federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a
"qualified electing fund."

Because it is not anticipated that more than 50% of the value of the Fund's total assets at the close of its taxable year will consist of stocks or securities of foreign corporations, the Fund will not be able to elect to permit its shareholders to claim a credit or deduction on their income tax returns for taxes paid by the Fund to foreign countries.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends)
paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004
Act,

                                       36

effective for taxable years of a fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts
(i) with respect to distributions (other than distributions to a foreign person
(w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a
10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the
Fund (a "short-term capital gain dividend"). A fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S.
real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's
U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs (a
"FIRPTA Distribution") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the capital gain dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 22, 2006, no person owned beneficially or of record 5% or more of the outstanding shares of the Fund, other than as set forth on Appendix

                                       37

A to this SAI. As investment advisor to such persons, Schroders, SIMNA Ltd. or their affiliates may have the power to vote and dispose of such shares.

To the knowledge of the Trust, as of February 22, 2006 the Trustees of the Trust
and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the
Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

Schroders and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a Code of Ethics. The Trust, Schroder Capital Funds (Delaware) and
Schroder Series Trust have adopted a combined Code of Ethics and SIMNA Ltd. has adopted a Code of Ethics, pursuant to the requirements of Rule 17j-1 of the
Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies related to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of
Schroders' proxy voting policies and procedures is attached as Appendix B to this SAI. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such

                                       38

disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Fund are included in the
Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2005 under Rule 30d-1 of the Investment Company Act, filed electronically with the
Securities and Exchange Commission on January 5, 2006 in the Fund's Report on
Form N-CSR for the period ending October 31, 2005 (File No. 811-21364; Accession
No. 0000935069-06-000054). The Report, Financial Highlights and Financial
Statements referred to above are incorporated by reference into this SAI.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

                                       39

                                                                [LOGO] SCHRODERS

                                   APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 22, 2006 no person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding shares of the Fund, except as set forth below. These include omnibus accounts that hold shares on behalf of several shareholders.

                                                    PERCENTAGE OF
        RECORD OR                    NUMBER OF        OUTSTANDING
    BENEFICIAL OWNER                SHARES OWNED      SHARES OWNED

Egger & Co.
FBOP 57861
c/o JP Morgan Chase Bank           53,141,404.6790        43.04%
Attn: Mutual Funds Unit
14201 Dallas Parkway
Dallas, TX 75254-2916
(Record Owner)

Egger & Co.
FBOP84079
c/o JP Morgan Chase Bank           57,113,236.7180        46.26%
Attn: Mutual Funds Unit
14201 Dallas Parkway
Dallas, TX 75254-2916
(Record Owner)

State Street Nominees Ltd.
FBO Nottinghamshire County Council
A/C 2CM5                            7,703,209.0190         6.24%
525 Ferry Road
Edinburgh Elt52AW
(Record Owner)

                                       A-1

                                                                [LOGO] SCHRODERS

                                   APPENDIX B

                         SCHRODER INVESTMENT MANAGEMENT

                           GLOBAL CORPORATE GOVERNANCE
                                 POLICY SYNOPSIS

We believe that companies, which are well governed and operate in a responsible and sustainable way, should have the culture and transparent mechanisms in place to support their long-term health and shareholder value. Good corporate governance establishes a framework that facilitates both this and the agency relationship that exists between shareholders and a company's management.

SCHRODERS' APPROACH

As an active manager, we adopt an integrated approach to investment, which combines the skills of fund managers, analysts and dedicated corporate governance specialists in a focussed, individual approach to companies.
Decisions to invest in or sell a share are made on the basis of shareholder value and risk and, in making such decisions, corporate governance is one of the range of issues that is taken into account.

Our assessment of the companies in which we invest is based on a reasoned and pragmatic approach. This recognises that companies, whether in different markets or in terms of size or industry, do not all conform to a single structure and, as a result, their approach to issues and the proposals or resolutions that they bring forward, may not always be 'standard'.

While it is not our role or intention to get involved in the micro-management of companies, it is our role to monitor the stewardship of the underlying assets and operations that make up our investments. A considered policy on corporate governance and proxy voting is, therefore, an integral part of our approach to protecting our clients' long-term interests and the value of the investments made on their behalf.

PROXY VOTING

Voting rights represent one of the most tangible forms of engagement with companies. At their most significant, these can affect the structure, development and future of a company. More commonly, they highlight perceived issues and shareholder concerns to management. In addition, they also routinely provide shareholder endorsement for management.

We recognise our responsibility to make considered use of voting rights that are an integral part of the assets that we manage. We therefore evaluate

                                       B-1

                                                                [LOGO] SCHRODERS

voting issues on investments and, where we have the authority to do so, vote on them in line with our fiduciary responsibilities, in what we deem to be the long-term financial interests of our clients.

We normally support the management of companies in which we invest in routine, non-controversial matters e.g. the election of directors or the approval of distributions and dividends. We will, however, withhold support or oppose management if we believe that it is in the best long-term interests of our clients to do so. Where we believe that significant issues exist or issues remain unresolved after discussions with management we may also, if appropriate, take action in addition to voting; for example, through attendance and participation at shareholder meetings.

OPERATIONAL ARRANGEMENTS

At an operational level corporate governance and proxy voting is overseen by a
Committee of investment professionals and other officers working with corporate governance specialists, investment analysts, and others. Their role is threefold
(i) to monitor and advise on specific corporate governance issues (ii) to ensure compliance with our corporate governance and proxy voting policies and (iii) to review those policies.

The Corporate Governance Team report to the Committee, and have responsibility for assessing Annual and Extraordinary General Meeting resolutions of the companies in which we invest. Other relevant members of our research and fund management teams are engaged in the process when addressing controversial issues or issues which could potentially damage shareholder value. With corporate governance integrated into the overall investment process, rather than being dealt with as a separate function, the focus is on ensuring that voting rights are used to enhance and protect the long-term interests and value of our investments.

By way of example, in assessing voting issues the following are indicative of the types of proposal that would give rise to concern and, consequently, would generally be opposed:

o     Any proposal materially reducing shareholders' rights or damaging to shareholders' interests.

o     Proposals to allow unlimited capital authorisations or blank cheque preferred stock.

o     The disapplication of pre-emption rights in breach of recognised market guidelines or, in any case, an overall limit of 10%.

o     Non-preemptive issues at a discount of more than 5% to the prevailing market price.

                                       B-2

                                                                [LOGO] SCHRODERS

o     Proposals to raise capital from the public markets using different classes of share that, in particular, do not feature one vote for each share.

o     The creation or continuation of poison pill arrangements, take-over defences or other equivalent arrangements.

o     The discharge or indemnification of the Board or Management where we are aware of outstanding issues.

o     The introduction of classified or staggered boards or any other move away from annual re-election of directors.

o     The appointment or re-appointment of any director where that individual's appointment would lead to an unacceptable proportion of non-independent directors on the Board or on a board sub-committee.

o     Proposals on elements of directors' remuneration that are excessive relative to comparable companies in the industry.

o     Incentive plan proposals that are not structured in line with market best practice in relation to performance linkage, pricing or dilution.

o     The appointment or re-appointment of auditors where there are significant concerns about their suitability.

o     Any proposals to include auditors in directors and officers liability insurance or otherwise indemnify them.

SIM NA will normally vote all proxies unless there is insufficient information with which to make a decision or where market conventions make it onerous or expensive to vote compared with the benefits of doing so. Regular reports are made available to clients on the use made of voting rights.

            _________________________________________

Supplementary briefing notes, available on request, include:

1.    Global Corporate Governance Principles

2.    Non-executive Director Independence

3.    Investment Company Governance

                                       B-3

                                                                [LOGO] SCHRODERS

                                   APPENDIX C

                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA

           POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF
            INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth SIM NA's policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of
1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically,
Rule 206(4)-6 requires that SIM NA:

o     Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients; and

o     Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIM NA voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o     Disclose their proxy voting policies and procedures in their registration statements; and

o     Annually, file with the SEC and make available to shareholders their actual proxy voting.

PROXY VOTING GENERAL PRINCIPLES

SIM NA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIM NA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee

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                                                                [LOGO] SCHRODERS

meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, SIM NA generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the SIM NA Proxy Committee, sets forth SIM NA's positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

SIM NA uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS's primary function with respect to SIM NA is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIM NA may consider ISS's and others' recommendations on proxy issues, SIM NA bears ultimate responsibility for proxy voting decisions.

SIM NA may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of SIM NA's clients and the interests of SIM NA and/or its employees.
SIM NA is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o     Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIM NA;

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                                                                [LOGO] SCHRODERS

o     A proponent of a proxy proposal has a client relationship with SIM NA;

o     A proponent of a proxy proposal has a business relationship with SIM NA;

o     SIM NA has business relationships with participants in proxy contests, corporate directors or director candidates.

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIM NA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o     Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o     Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither SIM NA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIM NA will address matters involving such conflicts of interest as follows:

            A.    if a proposal is addressed by the Policy, SIM NA will vote in accordance with such Policy;

            B.    if SIM NA believes it is in the best interests of clients to depart from the Policy, SIM NA will be subject to the
                  requirements of C or D below, as applicable;

            C.    if the proxy proposal is (1) not addressed by the Policy or
                  (2) requires a case-by-case determination, SIM NA may vote such proxy as it determines to be in the best interest of
                  clients, without taking any action described in D below,
                  provided that such vote would be against SIM NA's own interest in the matter

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                                                                [LOGO] SCHRODERS

                  (i.e., against the perceived or actual conflict). The
                  rationale of such vote will be memorialized in writing; and

            D.    if the proxy proposal is (1) not addressed by the Policy or
                  (2) requires a case-by-case determination, and SIM NA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIM NA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the
                  conflict of interest and obtain consent to vote the proxy as recommended by SIM NA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment
                  Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Head of Equities.

SIM NA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

ADDITIONAL REPORTS AND DISCLOSURES FOR THE SCHRODER FUNDS

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIM NA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

For each matter on which a fund is entitled to vote:

      o     Name of the issuer of the security;

      o     Exchange ticker symbol;

      o     CUSIP number, if available;

      o     Shareholder meeting date;

      o     Brief summary of the matter voted upon;

      o     Source of the proposal, i.e., issuer or shareholder;

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                                                                [LOGO] SCHRODERS

      o     Whether the fund voted on the matter;

      o     How the fund voted; and

      o     Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

30 July 2003

                                       C-5

--------------------------------------------------------------------------------

PART C - OTHER INFORMATION

ITEM 23.      EXHIBITS

      a.    Amended and Restated Agreement and Declaration of Trust
(see Note 1).

      b.    Third Amended and Restated By-Laws of the Trust (see Note 3).

      c.    See Articles III and V of the Registrant's Amended and Restated
Agreement and Declaration of Trust (see Note 1) and Articles 11 and 12 of the
Registrant's Third Amended and Restated By-laws (see Note 3).

      d.    (i) Investment Advisory Agreement between the Trust and Schroder
Investment Management North America Inc. ("Schroders") relating to the Schroder
North American Equity Fund (the "Fund") (see Note 2).

            (ii) Investment Subadvisory Agreement between the Trust,
Schroders, and Schroder Investment Management North America Limited ("SIMNA
Ltd.") relating to the Fund (see Note 2).

            (iii) Amended and Restated Investment Subadvisory Agreement between the Trust, Schroders and SIMNA Ltd. relating to the Fund is filed herewith.

      e.    Distribution Agreement between the Trust and Schroder Fund Advisors
Inc. (see Note 2).

      f.    Not applicable.

      g.    (i) Global Custody Agreement between the Trust and JPMorgan Chase
Bank (see Note 2).

            (ii) Amendment to Global Custody Agreement between the Trust and
JPMorgan Chase Bank, NA dated October 26, 2005 (see Note 4).

      h.    (i) Administration Agreement between the Trust and Schroder Fund
 Advisors Inc. (see Note 2).

            (ii) Sub-Administration and Accounting Agreement among the Trust, on behalf of the Fund, Schroder Fund Advisors Inc. and SEI Investments Global
Fund Services ("SEI") (see Note 3).

            (iii) Transfer Agency and Service Agreement between the Trust and
State Street Bank and Trust Company (see Note 2).

            (iv) Amendment to Transfer Agency Agreement between the Trust and
State Street Bank and Trust Company dated September 1, 2005 (see Note 4).

            (v) Organizational Expense Reimbursement Agreement between the
Trust and Schroders (see Note 1).

            (vi) Form of Amendment to Transfer Agency Agreement (see Note 4).

      i.    (i) Opinion and Consent of Ropes & Gray LLP (see Note 1).

            (ii) Opinion and Consent of Ropes & Gray LLP relating to the
Advisor Shares of the Fund (see Note 4).

      j.    Consent of PricewaterhouseCoopers LLP is filed herewith.

      k.    Not applicable.

      l.    Subscription Agreement between the Trust, on behalf of the Fund, and Schroders (initial capital agreement) (see Note 1).

      m.    Distribution Plan with respect to Advisor Shares (see Note 4).

      n.    Form of Multi-class (Rule 18f-3) Plan adopted by the Trust (see
Note 4).

      o.    Reserved.

      p.    (i) Code of Ethics for Schroders and Schroder Fund Advisors Inc.
(see Note 3).

            (ii) Code of Ethics of SIMNA Ltd. (see Note 3).

            (iii) Code of Ethics of the Trust (see Note 3).

      q.    (i) Power of attorney for Peter S. Knight, Alan M. Mandel,
Catherine A. Mazza, and Clarence F. Michalis (see Note 1).

            (ii) Power of attorney for John I. Howell (see Note 1).

Notes:

      1.    Exhibit incorporated by reference to Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A filed via EDGAR on September 12, 2003, accession number 0000950136-03-002263.

      2.    Exhibit incorporated by reference to Post-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A filed via EDGAR on August 31, 2004, accession number 0000950136-04-002856.

      3.    Exhibit incorporated by reference to Post-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A filed via EDGAR on August 29, 2005, accession number 0000950136-05-005505.

      4.    Exhibit incorporated by reference to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A filed via EDGAR on January 26, 2005, accession number 0000950136-06-000431.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST

            None.

ITEM 25.      INDEMNIFICATION

            Article VIII of the Registrant's Amended and Restated Agreement and
Declaration of Trust provides as follows:

            SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered
Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b)
to be liable to the Trust or it's Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of a undertaking by or on behalf of such Covered
Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees' then in office act on the matter), or independent legal counsel in a written opinion, shall have

determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

            SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such
Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter
(provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts
(as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request therefor by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a
Covered Person). Any such Covered Person shall be entitled to a presumption that he or she acted without willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Any approval pursuant to this Section shall not prevent the recovery, from any
Covered Person of an amount paid to such Covered Person in accordance with this
Section a indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust of its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's Office.

            SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee"
is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the 1940 Act (or who has been exempted from being an
"interested person" by any rule, regulation or order of

the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this
Article shall affect any rights to indemnification to which personnel of the
Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

            Article IX of the Registrant's Amended and Restated Agreement and
Declaration of Trust provides as follows:

            SECTION 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of
Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

            For purposes of (a) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (b) indemnification of a
Trustee pursuant to Article VIII of the Declaration of Trust, the conduct of the
Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an
"audit committee financial expert" nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification.

                         ------------------------------

            Article 3.10 of the Registrant's Third Amended and Restated Bylaws
provides as follows:

      3.10. MANDATORY INDEMNIFICATION OF TRUSTEES. The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as

a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Declaration of Trust. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal.

                         ------------------------------

Reference is made to the Distribution Agreement, filed herewith, which contains provisions for the indemnification by Schroder Fund Advisors Inc. of the
Registrant and Trustees and officers of the Registrant under certain circumstances.

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a) Schroder Investment Management North America Inc. The directors and officers of Schroder Investment Management North America Inc. ("Schroders") have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of
Schroders or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of
Schroders or certain of its corporate affiliates, are as follows: Christopher
Cook, Senior Vice President of Schroders, who was formerly an SR Institutional
Account Executive at Strong Capital Management; Anthony Williams, Senior Vice
President of Schroders, who was formerly Vice President and Institutional Sales
Manager at AmSouth Asset Management, prior to that Relationship Manager at
Dresdner RCM Global Investors; John Eric Nelson, Senior Vice President of
Schroders, who was formerly a Managing Director at Merrill Lynch Investment
Managers; John Harrington, Senior Vice President of Schroders, who was formerly a Product Manager and Portfolio Manager at Wellington Management; Virginie
Maisonneuve, Director of Schroders, who was formerly a Director and Co-Chief
Investment Officer at Clay Finlay;

Steven Johnson, Executive Vice President of Schroders, who was formerly Director of North American Business at Marathon Asset Management; Robert Formisano,
Senior Vice President of Schroders, who was formerly Director of Sales and
Client Service at West AM; and Allan Conway, Executive Vice President of
Schroders, who was formerly Head of Global Emerging Markets for West LB Asset
Management.

The address of Schroders and Schroder Fund Advisors Inc. is 875 Third Avenue,
22nd Floor, New York, NY 10022. The addresses of certain corporate affiliates of
Schroders are as follows: Schroder Investment Management North America Limited,
Schroder Ltd., and Schroders plc. are located at 31 Gresham St., London EC2V
7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder
Investment Management (UK) Limited, Schroder Investment Management (Europe),
Korea Schroder Fund Management Limited and Schroder Personal Investment
Management, is located at 33 Gutter Lane, London EC2V 8AS United Kingdom.
Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC
Centre, Singapore. Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong. Schroder Investment Management (Australasia)
Limited is located at 225 George Place, Sydney, Australia. PT Schroder
Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta,
12820. Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel
Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85
Queen Victoria Street, London EC4V 4EJ, United Kingdom.

(b) Schroder Investment Management North America Limited. The directors and officers of Schroder Investment Management North America Limited ("SIMNA Ltd.")
have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIMNA Ltd. or certain of its corporate affiliates.

The address of SIMNA Ltd. is 31 Gresham St., London EC2V 7QA, United Kingdom.
The addresses of certain corporate affiliates of SIMNA Ltd. are as follows:
Schroder Investment Management North America Inc. and Schroder Fund Advisors
Inc. are located at 875 Third Avenue, 22nd Floor, New York, NY 10022. Schroder
Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United
Kingdom. Each of Schroder Investment Management Limited, Schroder Investment
Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder
Fund Management Limited and Schroder Personal Investment Management, is located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment
Management (Singapore) Limited is located at #47-01 OCBC Centre, Singapore.
Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight
Place, Hong Kong. Schroder Investment Management (Australasia) Limited is
located at 225 George Place, Sydney, Australia. PT Schroder Investment
Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta, 12820.
Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel
Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85
Queen Victoria Street, London EC4V 4EJ, United Kingdom.

ITEM 27.      PRINCIPAL UNDERWRITERS

(a) Schroder Fund Advisors Inc. currently acts as the principal underwriter for each series of the Registrant, each series of Schroder Series Trust and each series of Schroder Capital Funds (Delaware).

(b) The directors and officer of the Registrant's principal underwriter are as follows:

-----------------------------------------------------------------------------------------------
NAME AND PRINCIPAL     POSITION AND OFFICE WITH             POSITION AND OFFICE
BUSINESS ADDRESS*      UNDERWRITER                          WITH THE TRUST
-----------------------------------------------------------------------------------------------

Mark A. Hemenetz       Chairman and Director                President and Principal Executive
                                                            Officer
-----------------------------------------------------------------------------------------------
Catherine A. Mazza     Director and President               Trustee
-----------------------------------------------------------------------------------------------
Alan M. Mandel         Director, Treasurer and Chief        Treasurer and Principal Financial
                       Operating Officer                    and Accounting Officer
-----------------------------------------------------------------------------------------------
Mark J. Smith          Director and Senior Vice President   None
-----------------------------------------------------------------------------------------------
Carin F. Muhlbaum      Director, Senior Vice President,     Vice President and Secretary
                       Secretary and General Counsel
-----------------------------------------------------------------------------------------------
Steven N. Johnson      Director and Chief Compliance        None
                       Officer
-----------------------------------------------------------------------------------------------
Stephen DeTore         Director and Senior Vice President   Chief Compliance Officer
-----------------------------------------------------------------------------------------------
Angel Lanier           Assistant Vice President             Assistant Secretary
-----------------------------------------------------------------------------------------------

* The principal business address of each individual listed above is 875 Third
Avenue, 22nd Floor, New York, New York 10022, except for Mark J. Smith, whose business address is 31 Gresham St., London EC2V 7QA, United Kingdom.

(c) Not applicable.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940
and the Rules promulgated thereunder are the Registrant's Clerk, Carin F.
Muhlbaum; the Registrant's investment adviser, Schroder Investment Management
North America Inc.; the Registrant's custodian, JPMorgan Chase Bank; the
Registrant's administrator, Schroder Fund Advisors Inc.; the Registrant's sub-administrator, SEI Investments Global Fund Services; the Registrant's
transfer agent and registrar, Boston Financial Data Services, Inc.; and Schroder
Investment

Management North America Limited, the sub-adviser to the Schroder North American
Equity Fund. The address of the Clerk is 875 Third Avenue, 22nd Floor, New York,
New York 10022; the address of the investment adviser is 875 Third Avenue, 22nd
Floor, New York, New York 10022; the address of the custodian is 270 Park
Avenue, New York, New York 10017; the address of the administrator is 875 Third
Avenue, 22nd Floor, New York, New York 10027; the address of the sub-administrator is 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456; the
address of the transfer agent and registrar is Two Heritage Drive, Quincy,
Massachusetts 02171; and the address of the sub-adviser is 31 Gresham St.,
London EC2V 7QA, United Kingdom.

ITEM 29.      MANAGEMENT SERVICES

None.

ITEM 30.      UNDERTAKINGS

(a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of
Schroder Global Series Trust is on file with the Secretary of State of The
Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the
Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on
this 28th day of February, 2006.

SCHRODER GLOBAL SERIES TRUST

By:       /s/ Mark A. Hemenetz
          --------------------
Name:     Mark A. Hemenetz
Title:    President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2006.

/s/ Mark A. Hemenetz
--------------------
Mark A. Hemenetz
Title: President and Chief Executive Officer
Date: February 28, 2006

/s/ Alan M Mandel
-----------------
Alan M. Mandel
Title:  Treasurer, Principal Financial Officer and Principal Accounting Officer
Date:   February 28, 2006

A majority of the Trustees:

By:  John I. Howell*
--------------------
John I. Howell, Trustee

By: Peter S. Knight*
--------------------
Peter S. Knight, Trustee

By: Catherine A. Mazza*
-----------------------
Catherine A. Mazza, Trustee

By: Clarence F. Michalis*
-------------------------
Clarence F. Michalis, Trustee

              By: /s/ Alan M. Mandel
                  ------------------------------------
                  Alan M. Mandel, Attorney-in-Fact*

      * Pursuant to power of attorney previously filed as an exhibit to this registration statement.

EXHIBIT INDEX

d(iii) Subadvisory Agreement

(j)    Consent of PricewaterhouseCoopers LLP.